                                                                Exhibit 10.17(a)
                                                                  Execution Copy



                        SITE LEASE AND SUBLEASE AGREEMENT
                                     (BA1/2)


                            Dated as of July 20, 2000


                                     between

                                PPL MONTANA, LLC,
                      as Ground Lessor and Ground Sublessee


                                       and

                                MONTANA OL3 LLC,
                      as Ground Lessee and Ground Sublessor

                        COLSTRIP GENERATING UNITS 1 AND 2
                          AND RELATED COMMON FACILITIES





                               Land Located in the
                                Town of Colstrip,
                             Rosebud County, Montana

                                TABLE OF CONTENTS


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                                                                                                  PAGE

SECTION 1.        DEFINITIONS..................................................................     1

SECTION 2.        LEASE OF GROUND INTEREST.....................................................     2

    Section 2.1.        Lease of Ground Interest...............................................     2

    Section 2.2.        Basic Site Lease Term..................................................     2

    Section 2.3.        Renewal Site Lease Term................................................     2

    Section 2.4.        Return of Ground Interest..............................................     3

    Section 2.5.        Nonterminability.......................................................     4

    Section 2.6.        Election to Surrender..................................................     4

    Section 2.7.        Storage, Etc...........................................................     4

    Section 2.8.        Early Termination of Site Lease Term...................................     5

SECTION 3.        RENT FOR THE LEASE OF GROUND INTEREST........................................     5

    Section 3.1.        Rent...................................................................     5

    Section 3.2.        Taxes and Assessments..................................................     6

    Section 3.3.        Suspension of Rent and Other Payments..................................     6

SECTION 4.        SUBLEASE OF GROUND INTEREST..................................................     6

    Section 4.1.        Sublease of Ground Interest............................................     6

    Section 4.2.        Basic Site Sublease Term...............................................     6

    Section 4.3.        Renewal Site Sublease Term.............................................     6

    Section 4.4.        Return of Ground Interest..............................................     7

    Section 4.5.        Early Termination of Site Sublease Term................................     7

    Section 4.6.        Nonterminability.......................................................     7

    Section 4.7.        Water Rights...........................................................     8

SECTION 5.        RENT FOR THE SUBLEASE OF GROUND INTEREST.....................................     8

    Section 5.1.        Rent...................................................................     8

    Section 5.2.        Payment................................................................     8

SECTION 6.        QUIET ENJOYMENT IN FAVOR OF GROUND LESSEE;
                  RELEASE RIGHTS AND RESERVED RIGHTS...........................................     8

    Section 6.1.        Ground Lessee's Right of Quiet Enjoyment...............................     8

    Section 6.2.        Ground Lessor's Release Rights.........................................     8

    Section 6.3.        Ground Lessor's Reserved Rights........................................     9

SECTION 7.        QUIET ENJOYMENT IN FAVOR OF THE GROUND SUBLESSEE.............................    10



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                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                  PAGE

    Section 7.1.        Ground Sublessee's Right of Quiet Enjoyment............................    10

    Section 7.2.        Conveyances Pursuant to Section 6.2....................................    10

SECTION 8.        USE OF GROUND INTEREST.......................................................    10

    Section 8.1.        Ground Lessee's Right to Use...........................................    10

    Section 8.2.        Ground Sublessee's Right to Use........................................    10

SECTION 9.        TRANSFER OF GROUND INTEREST..................................................    11

    Section 9.1.        Transfers by Ground Lessee.............................................    11

    Section 9.2.        Transfers by Ground Sublessee..........................................    11

SECTION 10.       LIENS........................................................................    11

    Section 10.1.       Ground Lessee..........................................................    11

    Section 10.2.       Ground Sublessee.......................................................    11

SECTION 11.       SEVERANCE....................................................................    12

SECTION 12.       WAIVER OF PARTITION..........................................................    12

SECTION 13.       NONMERGER....................................................................    12

SECTION 14.       INDEMNIFICATION..............................................................    12

SECTION 15.       SECURITY FOR GROUND LESSEE'S OBLIGATION UNDER
                  LESSOR NOTE .................................................................    13

SECTION 16.       INSPECTION...................................................................    13

SECTION 17.       MISCELLANEOUS................................................................    14

    Section 17.1.       Amendments and Waivers.................................................    14

    Section 17.2.       Notices................................................................    14

    Section 17.3.       Survival...............................................................    15

    Section 17.4.       Successors and Assigns.................................................    15

    Section 17.5.       Business Day...........................................................    15

    Section 17.6.       Governing Law..........................................................    15

    Section 17.7.       Severability...........................................................    16

    Section 17.8.       Counterparts...........................................................    16

    Section 17.9.       Headings and Table of Contents.........................................    16

    Section 17.10.      Further Assurances.....................................................    16

    Section 17.11.      Effectiveness of Site Lease and Sublease...............................    16

    Section 17.12.      Limitation of Liability................................................    16

    Section 17.13.      Measuring Life.........................................................    16


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                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                  PAGE

Appendix A   -    Definitions

Exhibit A    -    Description of Sites

                        SITE LEASE AND SUBLEASE AGREEMENT
                                     (BA1/2)


         This SITE LEASE AND SUBLEASE AGREEMENT (BA1/2), dated as of July 20, 2000 (this "Site Lease and Sublease"), between PPL MONTANA, LLC, a Delaware limited liability company (the "Ground Lessor," or "Ground Sublessee" or "PPL Montana") and MONTANA OL3 LLC, a Delaware limited liability company (the "Ground Lessee," or "Ground Sublessor" or the "Owner Lessor").


                              W I T N E S S E T H:

         WHEREAS, the Ground Lessor owns undivided interests in the Units 1 and 2 and the Common Facilities Site, respectively, which are more particularly described on Exhibit A hereto (each, for purposes of this Site Lease and Sublease, a "Site" and collectively, the "Sites");

         WHEREAS, rights and obligations as tenants-in-common of the co-owners of the Units 1 and 2 Site and the Common Facilities Site and all improvements constructed, and all personal property situated, thereon, including Units 1 and 2 and the Common Facilities, are governed by the Ownership and Operating Agreements 1-2 and the Common Facilities Agreement;

         WHEREAS, the Owner Lessor has acquired pursuant to the Bill of Sale the Undivided Interest from PPL Montana;

         WHEREAS, Units 1 and 2 and the Related Common Facilities do not include any part of the Units 1 and 2 Site or the Common Facilities Site or, any part thereof, and no part of the Undivided Interest is being leased to the Ground Lessee hereunder; and

         WHEREAS, pursuant to this Site Lease and Sublease, (a) the Ground Lessor is leasing to the Ground Lessee an undivided interest in the Sites, as tenant in common with the other owners of undivided leasehold interests in the Sites, with the right among the tenants-in-common to nonexclusive possession of the Sites for a term equal to the Basic Site Lease Term and, subject to the terms hereof, each Renewal Site Lease Term, and (b) the Ground Sublessor is subleasing its leasehold interest in its undivided interest in the Sites to the Ground Sublessee for a term coterminous with that of the Facility Lease.

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

         Unless the context hereof otherwise requires, capitalized terms used in this Site Lease and Sublease, including those in the recitals, and not otherwise defined herein shall have the respective meanings set forth in Appendix A attached hereto. The general provisions of such Appendix A shall apply to the terms used in this Site Lease and Sublease and specifically defined herein.

SECTION 2. LEASE OF GROUND INTEREST

         Section 2.1. Lease of Ground Interest. The Ground Lessor hereby leases Ground Interest to the Ground Lessee, upon the terms and conditions set forth herein, for the term and renewal terms described below, and the Ground Lessee hereby leases Ground Interest from the Ground Lessor. The Ground Lessor and the Ground Lessee understand and agree that (a) fee title to Ground Interest remains vested in the Ground Lessor, and (b) this Site Lease and Sublease is subject to the Permitted Encumbrances.

         Section 2.2. Basic Site Lease Term. The term of the foregoing lease to the Ground Lessee shall commence on the Closing Date and shall terminate at 11:59 p.m. (New York City time) on July 20, 2048 (the "Basic Site Lease Term"), subject to early termination in whole or in part pursuant to Section 2.8 hereof and renewal pursuant to Section 2.3 hereof.

         Section 2.3. Renewal Site Lease Term. (a) If the Ground Lessor exercises its option to renew the Facility Lease under Section 15.1 of the Facility Lease and the reappraised useful life of the Unit(s) then subject to the Facility Lease as set forth in the appraisal obtained in connection with such renewal extends beyond the last day of the Basic Site Lease Term, the Basic Site Lease Term for the Related Ground Interest shall automatically and without further act by any Person be renewed for a period commencing on the day following the last day of the Basic Site Lease Term and terminating at 11:59 p.m. (New York City time) on the last day of the reappraised useful life of such Unit(s) as determined at the time the Ground Lessor exercises such renewal option. If the Ground Lessor does not elect to exercise its renewal option under
Section 15.1 of the Facility Lease on or prior to the day that is 18 months prior to the Expiration Date, the Ground Lessee shall have the option to renew the Basic Site Lease Term for a period commencing on the day following the last day of the Basic Site Lease Term and terminating at 11:59 p.m. (New York City time) on the last day of the reappraised useful life of the Unit(s) to which the Ground Interest relates as determined at the time of such election. In order to exercise such option the Ground Lessee must give the Ground Lessor irrevocable written notice prior to the expiration of the Basic Site Lease Term. At the time the Ground Lessee notifies the Ground Lessor of its election to renew the Basic Site Lease Term under this Section 2.3(a), the Ground Lessee shall (at the Ground Lessee's sole expense) provide the Ground Lessor with a report prepared not more than 36 months before such election of an appraiser, such appraiser to be reasonably acceptable to the Ground Lessor, stating the reappraised useful life of such Units as of the date of such election.

                  (b) If the Ground Lessor exercises its option to renew the Facility Lease under Section 15.2 of the Facility Lease and the reappraised useful life of the Unit(s) then subject to the Facility Lease as set forth in the appraisal obtained in connection with such renewal extends beyond the Site Lease Term, the Site Lease Term shall automatically and without further act by any Person be renewed for a period commencing on the day following the last day of the existing Site Lease Term and terminating at 11:59 p.m. (New York City time) on the last day of the reappraised useful life of such Unit(s) as determined at the time the Ground Lessor exercises such renewal option. If the Ground Lessor exercises its renewal option under
Section 15.1 of the Facility Lease but does not elect to exercise its renewal option under Section 15.2 of the Facility Lease on or prior to the day that is 18 months prior to the last day of the First Wintergreen Renewal Lease Term, the Ground Lessee shall have the option to renew the Site Lease Term for a period commencing on the day following the last day of the Site Lease Term then in effect and terminating at 11:59 p.m. (New York City time) on the last day of the reappraised useful life of the Unit(s) to which the Ground Interest relates as determined at the time of such election. In order to exercise such option the Ground Lessee must give the Ground Lessor irrevocable written notice prior to the expiration of the First Wintergreen Renewal Lease Term. At the time the Ground Lessee notifies the Ground Lessor of its election to renew the Site Lease Term under this Section 2.3(b), the Ground Lessee shall (at the Ground Lessee's sole expense) provide the Ground Lessor with a report prepared not more than 36 months before such election of an appraiser, such appraiser to be reasonably acceptable to the Ground Lessor, stating the reappraised useful life of such Unit(s) as of the date of such election.

                  (c) If the Ground Lessor exercises its option to renew the Facility Lease pursuant to Section 15.3 thereof for a Renewal Lease Term which extends beyond the remaining Site Lease Term, the then-applicable Site Lease Term shall be automatically and without further act by any Person be renewed for a period commencing at 11:59 p.m. (New York City time) on the last day of such Site Lease Term and terminating at 11:59 p.m. (New York City time) on the last day of the Renewal Lease Term for which the Facility Lease is so extended.

                  (d) Any renewal period pursuant to this Section 2.3 is referred to herein as a "Renewal Site Lease Term," and together with the Basic Site Lease Term and all other Renewal Site Lease Terms, the "Site Lease Term."

         Section 2.4. Return of Ground Interest. Upon the expiration or early termination of the Site Lease Term in whole or in part, the Ground Lessee shall
(a) return the Ground Interest or the applicable portion thereof to the Ground Lessor by surrendering the Ground Interest or such portion thereof into the possession of the Ground Lessor without representation or warranty, other than a warranty as to the absence of Owner Lessor's Liens and a warranty of the Owner Participant as to the absence of Owner Participant's Liens, but without any other liability or cost to the Ground Lessee, and (b) upon the request of the Ground Lessor, execute, acknowledge, and deliver a release of the Ground Interest or the applicable portion thereof, which release shall be prepared by the Ground Lessor at its expense and in a form reasonably satisfactory to the Ground Lessee to be duly recorded at the Ground Lessor's expense with the Clerk and Recorder of Rosebud County, Montana. If the Site Lease Term shall have been terminated in part pursuant to Section 2.8, the Ground Lessor shall, to the extent necessary and at its cost and expense, obtain a subdivision of the Units 1 and 2 Site, so that the Ground Lessee may return the portion of the Ground Interest relating to the Unit Interest which is no longer subject to the Facility Lease and retain the remainder of the Ground Interest. To the extent a subdivision is not required or cannot be obtained prior to such return, the Ground Lessor and the Ground Lessee agree to cooperate with each other and to enter into other mutually agreeable arrangements, each acting reasonably and in good faith, with respect to the Units 1 and 2 Site and the Related Common Facilities. Upon such return, the portion returned will no longer be deemed to be part of the Ground Interest. The obligations of the Ground Lessor and the Ground Lessee under this Section 2.4 shall survive the termination of this Site Lease and Sublease.

         Section 2.5. Nonterminability. Subject to Section 2.8 hereof, the Site Lease Term shall not be terminated nor shall any of the rights granted or conveyed hereunder to the Ground Lessee be extinguished, diminished, lost or otherwise impaired, in whole or in part, by any circumstance of any character or for any reason whatsoever, including any of the following: (a) any loss or destruction of, or damage to, the Facility, or any Component thereof or interruption or cessation in use or possession thereof or any part thereof by the Ground Lessee for any reason whatsoever and of whatever duration, (b) the condemnation, requisition, expropriation, seizure or other taking of title to or use of the Facility, any Component thereof or any part thereof by any Governmental Entity or otherwise, (c) any prohibition, limitation or restriction on the use by any Person of all or any part of its property or the interference with such use by any Person, or any eviction by paramount title or otherwise,
(d) any inadequacy, incorrectness or failure of the description of the Sites or the Ground Interest or any part thereof or any rights or property in which an interest is intended to be granted or conveyed by this Site Lease and Sublease,
(e) the insolvency, bankruptcy, reorganization or similar proceedings by or against the Ground Lessor, the Ground Lessee or any other Person, (f) the failure by the Ground Lessee to comply with Section 3 or Section 8 or any other provision hereof, or (g) any other reason whatsoever, whether similar or dissimilar to any of the foregoing.

         Section 2.6. Election to Surrender. The Ground Lessee may, so long as the lien of the Lease Indenture shall have been discharged in accordance with its terms, elect to surrender the Ground Interest and transfer this Site Lease and Sublease to the Ground Lessor at any time following the expiration or early termination of the Site Sublease Term upon payment of $1.00 to the Ground Lessor, without representation or warranty other than a warranty as to the absence of Owner Lessor's Liens and a warranty of the Owner Participant as to the absence of Owner Participant's Liens, but without any other liability or cost to the Ground Lessee. Upon such surrender, all other obligations and liabilities of the Ground Lessee hereunder, including its obligation to make rental payments hereunder, shall automatically be assumed by the Ground Lessor and the Ground Lessee shall be automatically released therefrom, except that the Ground Lessee shall transfer to the Ground Lessor, by an instrument to be prepared by the Ground Lessor at its expense and in a form reasonably satisfactory to the Ground Lessee to be duly recorded at the Ground Lessor's expense with the Clerk and Recorder of Rosebud County, Montana, all Ground Lessee's right, title and interest in and to this Site Lease and Sublease.

         Section 2.7. Storage, Etc. (a) The Ground Lessee shall, except as provided in Section 2.7(b) hereof, be under no obligation at any time to remove the Facility and shall, subject to the Project Agreements, have the right upon surrender of Ground Interest pursuant to Section 2.6 or the expiration of the Site Lease Term, to require the Ground Lessor, at Ground Lessor's sole risk and expense, to dismantle the Facility, remove the Facility from the Sites, and cause it to be delivered to a railhead or other suitable common carrier for sale to the highest bidder (the proceeds of which will be shared by the co-owners of such Unit(s)), all as may be specified by the Ground Lessee, and to keep and store the Facility at the Sites for a period of up to 180 days at the sole risk and expense of the Ground Lessee, such rights of the Ground Lessee to survive the expiration or early termination of this Site Lease and Sublease. Notwithstanding the foregoing, after (but only after) the Ground Lessee shall have requested the Ground Lessor to dismantle, remove, ship or store the Facility, the Ground Lessor shall have the option to offer to purchase the Ground Lessee's Undivided Interest, at a purchase price equal to the greater of $1.00 (one dollar) and the Fair Market Sales Value of the Undivided Interest (assuming that such

Unit(s) and the Related Common Facilities must be removed from the Sites and, therefore, determined for purposes of this Section 2.7 after deducting the estimated cost of decommissioning, dismantlement, removal, shipment and disposal of the Facility and restoring the Sites to their original unimproved condition). The Ground Lessor must give the Ground Lessee written notice of any such offer within 45 days after receipt of such request from the Ground Lessee. If the Ground Lessee accepts such offer, the Ground Lessor and the Ground Lessee shall agree upon such Fair Market Sales Value within 15 days after the giving of such written notice or, if they shall fail so to agree, such Fair Market Sales Value shall be determined by the Appraisal Procedure.

                  (b) If the Ground Lessee rejects the Ground Lessor's offer to purchase the Undivided Interest, the Ground Lessee shall (i) at its sole cost and expense, promptly dismantle and remove the Facility and restore the Sites to their original unimproved condition or (ii) transfer all of its right, title and interest in the Undivided Interest to the Ground Lessor for the consideration of $1.00.

         Section 2.8. Early Termination of Site Lease Term. If (i) the Facility Lease is terminated in whole or with respect to a Unit Interest pursuant to
Section 10.2 or (ii) any Unit Interest is purchased by the Ground Lessor pursuant to Section 14 of the Facility Lease, the Site Lease Term shall automatically and without further act by any Person terminate with respect to the Related Ground Interest on the date of such termination. Upon termination of the Site Lease Term with respect to the Ground Interest or any portion thereof and return of such portion of the Ground Interest to the Ground Lessor in accordance with Section 2.4, the Ground Lessee's obligations under Sections 3.1, 3.2, 10.1 and 14 with respect to such portion of the Ground Interest shall terminate, except, in the case of Section 14, for amounts which have accrued prior to such termination.

SECTION 3. RENT FOR THE LEASE OF GROUND INTEREST

         Section 3.1. Rent. (a) The Ground Lessee agrees to pay to the Ground Lessor on January 2 and July 2 of each year during that portion of the Site Lease Term during which the Site Sublease Term is in effect $96,875.00 as rent for Ground Interest, for the semiannual period ending on such date; provided that the first payment of rent shall be payable on the Closing Date and shall be prorated from the beginning of the Site Lease Term to January 1, 2001. If the Site Lease Term shall have been terminated in part pursuant to Section 2.8, rent payable during the remainder of the Site Lease Term for the Ground Interest shall be 50% of the amount specified above for the Ground Interest.

                  (b) For the period from and after the last day of the Site Sublease Term to the end of the Site Lease Term, the Ground Lessee agrees to pay to the Ground Lessor annual rent equal to the annual Fair Market Rental Value of the Ground Interest for such period. Such Fair Market Rental Value shall be determined within 30 days after the expiration of the Site Sublease Term and each fifth (5th) anniversary of such date thereafter through the remaining Site Lease Term by agreement of the parties or, if they shall fail to agree, by the Appraisal Procedure, the costs of which shall be shared equally by the Ground Lessor and the Ground Lessee. Such annual rent shall be payable semi-annually in arrears on each January 2 and July 2 during the Site Lease Term.

         Section 3.2. Taxes and Assessments. From and after the expiration or early termination of the Site Sublease Term with respect to the Ground Interest or any portion thereof, and until the earlier of the expiration or early termination of the Site Lease Term or surrender or transfer of the Ground Interest or any portion thereof to the Ground Lessor pursuant to Section 2.6 or
Section 9.1, the Ground Lessee agrees to pay to the Ground Lessor an amount equal to the Owner Lessor's Percentage of all Taxes and assessments, general or special, taxed, charged, levied, assessed or imposed upon the Sites related to the Ground Interest or the portion thereof being returned (it being understood that the Ground Lessee shall not be responsible for any income or similar taxes imposed against the Ground Lessor for the rent hereunder; or for any sales, use, excise or similar taxes payable; or any corporate franchise or doing business tax or similar tax or fee payable by the Ground Lessor). Such payment shall be due upon demand by the Ground Lessor, but in no event shall such amounts be due prior to the date such Taxes and assessments are due and payable to a taxing or assessing Governmental Entity. Prior to the expiration or early termination of the Site Sublease Term, the Ground Lessor shall pay all Taxes and assessments, general or special, taxed, charged, levied, assessed or imposed upon the Sites.

         Section 3.3. Suspension of Rent and Other Payments. In the event the Ground Lessee as Lessor under the Facility Lease is entitled by the terms of the Facility Lease to exercise remedies as a result of a Lease Event of Default and any amounts remain unpaid to the Ground Lessee under the Facility Lease or any other Operative Document as a result of such Lease Event of Default, payment of any amounts owed to the Ground Lessor by the Ground Lessee under this Site Lease and Sublease, including payments of rent and other amounts pursuant to Section
3.1 or 3.2 hereof, may, in the sole discretion of the Ground Lessee, be suspended until such time as all amounts due and owing to the Ground Lessee under the Operative Documents shall have been paid in full.

SECTION 4. SUBLEASE OF GROUND INTEREST

         Section 4.1. Sublease of Ground Interest. The Ground Sublessor hereby subleases Ground Interest to the Ground Sublessee, upon the terms and conditions set forth herein, for the term and renewal terms described below, and the Ground Sublessee hereby subleases Ground Interest from the Ground Sublessor. The Ground Sublessor and the Ground Sublessee understand and agree that (a) fee title to Ground Interest remains vested in the Ground Lessor, and (b) this sublease of Ground Interest is subject to the Permitted Encumbrances.

         Section 4.2. Basic Site Sublease Term. The term of the foregoing sublease to the Ground Sublessee shall commence on the Closing Date and shall terminate at 11:59 p.m. (New York City time) on the Expiration Date (the "Basic Site Sublease Term"), subject to early termination in whole or in part pursuant to Section 4.5 hereof and renewal pursuant to Section 4.3 hereof.

         Section 4.3. Renewal Site Sublease Term. If the Ground Lessor exercises its option to renew the Facility Lease for one or more Renewal Lease Terms pursuant to Section 15 of the Facility Lease, the Basic Site Sublease Term shall automatically and without further act by any Person be renewed for a term or terms which shall be coterminous with the Renewal Lease Term(s) under the Facility Lease (each, a "Renewal Site Sublease Term" and, together with the Basic Site Sublease Term, the "Site Sublease Term").

         Section 4.4. Return of Ground Interest. Upon the expiration or early termination of the Site Sublease Term in whole or in part, the Ground Sublessee shall return the Ground Interest or the applicable portion thereof to the Ground Sublessor by surrendering the Ground Interest or such portion into the possession of the Ground Sublessor without representation or warranty other than a warranty that such Ground Interest or such portion is free and clear of all Liens other than Permitted Liens without any other liability or cost to the Ground Sublessee and, upon the request of the Ground Sublessor, shall execute, acknowledge, and deliver a release of the Ground Interest or such portion to be prepared by the Ground Sublessor, at the expense of and in a form reasonably satisfactory to, the Ground Sublessee to be duly recorded at the Ground Sublessee's expense with the Clerk and Recorder of Rosebud County, Montana. If the Site Sublease Term shall have been terminated in part pursuant to Section 4.5, the Ground Sublessee shall, to the extent necessary and at its cost and expense, obtain a subdivision of the Units 1 and 2 Site, so that it may return the portion of the Ground Interest relating to the Unit Interest which is no longer subject to the Facility Lease and retain the remainder of the Ground Interest. To the extent a subdivision is not required or cannot be obtained prior to such return, the Ground Sublessor and the Ground Sublessee agree to cooperate with each other and to enter into other mutually agreeable arrangements, each acting reasonably and in good faith, with respect to the Units 1 and 2 Site and the Related Common Facilities Site. The obligations of the Ground Sublessee under this Section 4.4 shall survive the termination of this Site Lease and Sublease.

         Section 4.5. Early Termination of Site Sublease Term. Upon the expiration or early termination of the Facility Lease in whole or with respect to the Unit Interest, the Site Sublease Term shall automatically terminate with respect to the Related Ground Interest without any action of the Ground Sublessor or any other Person. Upon termination of the Site Sublease Term in whole or in part and return of the Ground Interest or the portion thereof in accordance with Section 4.4, the Ground Sublessee's obligations under Sections
5.1 and 10.2 with respect to such portion of the Ground Interest shall terminate.

         Section 4.6. Nonterminability. Subject to Section 4.5 hereof, the Site Sublease Term shall not be terminated nor shall any of the rights granted or conveyed hereunder to the Ground Sublessee be extinguished, diminished, lost or otherwise impaired, in whole or in part, by any circumstance of any character or for any reason whatsoever, including any of the following: (a) any loss or destruction of, or damage to, the Facility, any Component or any portion of either thereof or interruption or cessation in the use or possession thereof or any part thereof by the Ground Sublessee for any reason whatsoever and of whatever duration, (b) the condemnation, requisitioning, expropriation, seizure or other taking of title to or use of the Facility, any Component or any portion of either thereof or any part thereof by any Governmental Entity or otherwise,
(c) any prohibition, limitation or restriction on the use by any Person of all or any part of its property or the interference with such use by any Person, or any eviction by paramount title or otherwise, (d) any inadequacy, incorrectness or failure of the description of the Sites or Ground Interest or any part thereof or any rights or property in which an interest is intended to be granted or conveyed by this Site Lease and Sublease, (e) the insolvency, bankruptcy, reorganization or similar proceedings by or against the Ground Sublessor, the Ground Sublessee or any other Person, (f) the failure by the Ground Sublessee to comply with Section 5 or 8 or any other provision hereof, or (g) any other reason whatsoever, whether similar or dissimilar to any of the foregoing.

         Section 4.7. Water Rights. The Ground Lessor, at its own cost and expense, will take all actions necessary, including participation in proceedings of the Montana Water Court, to protect from abandonment (including partial abandonment) and to otherwise maintain all attributes of the Water Rights as they exist as of the date of this Agreement to the extent needed for operation of the Undivided Interest in accordance with the Operative Documents.

SECTION 5. RENT FOR THE SUBLEASE OF GROUND INTEREST

         Section 5.1. Rent. The Ground Sublessee agrees to pay to the Ground Sublessor on January 2 and July 2 of each year $96,875.00 as rent for Ground Interest, for the semiannual period ending on such date; provided, that the first payment of rent shall be payable on the Closing Date and shall be prorated from the beginning of the Site Sublease Term to January 1, 2001. If the Site Sublease Term shall have been terminated pursuant to Section 4.5 in part, rent payable with respect to the remainder of Ground Interest shall be 50% of the amount specified above for Ground Interest.

         Section 5.2. Payment. The Ground Sublessor and the Ground Sublessee agree that, during the Site Sublease Term, each payment of rent by the Ground Lessee for the lease of the Ground Interest pursuant to Section 3.1 hereof and each payment of rent by the Ground Sublessee for the sublease of the Ground Interest pursuant to Section 5.1 shall be offset, and no amounts shall be payable by the Ground Lessee or the Ground Sublessee in respect thereof, except that if any portion of the Ground Interest is being leased to the Ground Lessee pursuant to Section 2.1 but is not being subleased to the Ground Lessor pursuant to Section 4.1, the Ground Lessee shall pay the portion of rent attributable to such portion of the Ground Interest to the Ground Lessor.

SECTION 6. QUIET ENJOYMENT IN FAVOR OF GROUND LESSEE; RELEASE RIGHTS AND
           RESERVED RIGHTS

         Section 6.1. Ground Lessee's Right of Quiet Enjoyment. The Ground Lessor warrants that it owns good, clear, record and marketable title to the Sites subject only to the Permitted Encumbrances and that it has full right and authority to lease Ground Interest to the Ground Lessee pursuant to the terms of this Site Lease and Sublease and agrees that, notwithstanding any provision of any other Operative Document, so long as the Site Lease Term has not been terminated pursuant to the express provisions of Section 2.8 hereof, neither the Ground Lessor nor any Person claiming by, through or under the Ground Lessor shall, through its or their own actions or inactions, interfere with or interrupt the quiet enjoyment of the use, operation and possession by the Ground Lessee of the leasehold interest in Ground Interest subject to the terms hereof; provided that the Ground Lessor's covenant does not relate to actions of the Lease Indenture Trustee.

         Section 6.2. Ground Lessor's Release Rights. Notwithstanding Section
6.1 hereof or any other provisions in this Site Lease and Sublease to the contrary, the Ground Lessor shall have the right from time to time, without being deemed to breach the foregoing covenant of quiet enjoyment or any other provision of this Site Lease and Sublease, to (a) sell, grant or convey one or more portions of or interests of any kind or nature in one or more portions of the Sites (b) grant, create or release one or more rights of way and easements over or in respect of any portions of the Sites and (c) lease or convey one or more leasehold interests in one or more portions of the Sites to one or more lessees of leasehold interests (collectively the "Ground Lessor's Release Rights"); provided, however, that no such sale, grant, release, lease or conveyance shall impair the use or operation of, or the ability to maintain, improve or rebuild, the Facility as contemplated by the Project Agreements or the Operative Documents or reduce the current or residual value, utility or useful life of the Facility by more than a de minimis amount, impair the use of the Ground Interest as it is then used in connection with the Facility, or cause the Facility to become "limited use" property; provided, further, that any third party may conclusively, and without further act, inquiry or investigation, rely upon an Officer's Certificate of the Ground Lessor to the effect that any such sale, grant, release or conveyance complies with this Section 6.2 without the necessity of any further inquiry, investigation or determination; and provided, further, that any property, interest, right of way, easement, or leasehold interest (the "Released Property") so sold, granted, released, leased or conveyed shall no longer be a part of Ground Interest and shall automatically be deemed to be released from the effect of this Site Lease and Sublease and any Lien on Ground Interest or otherwise under this Site Lease and Sublease, without the necessity of the execution, delivery or recording of any further instrument whatsoever. The Ground Lessee agrees that during the Site Lease Term, the Ground Lessee will not
(a) grant any security interest, leasehold mortgage or deed to secure debt, or any other Lien, (b) sublease or assign this Site Lease and Sublease or (c) otherwise encumber, cause to be encumbered or convey all or part of the Ground Lessee's interest hereunder unless such grant, sublease, assignment, encumbrance or conveyance expressly provides that the Ground Lessee's interest under this Site Lease and Sublease is subject to the Ground Lessor's Release Rights set forth in this Section 6.2 and that any Released Property shall automatically be deemed to be released from the effect of any such Lien, grant, sublease, assignment, encumbrance or conveyance without the necessity of the execution, delivery or recording of any further instrument whatsoever.

         Section 6.3. Ground Lessor's Reserved Rights. The Ground Lessor reserves the right to use the Ground Interest during the Site Lease Term in connection with the use, operation, and maintenance of the Facility or any other facilities constructed on the Sites which shall include the right to construct, install, operate, use, repair and relocate facilities and structures on or under the Sites, including buildings, roads, paths, walkways, sanitary sewers, storm drains, water and gas mains, waste disposal systems, electric power lines, telephone, television and telecommunication lines, fire protection systems, safety sensor and monitoring systems and utility lines and systems as may be reasonably necessary or advisable for commercial operation of Colstrip Unit 4; provided, however, that any such activity shall be in compliance with all applicable Environmental Laws at all times except that the Ground Lessor may, to the extent if would be permitted to do so under the Facility Lease if the Facility Lease governed such activities, contest, challenge or appeal any Environmental Law or the application thereof, and shall not impair the use or operation of, or the ability to maintain, improve or rebuild, the Facility as contemplated by the Project Agreements or the Operative Documents or reduce the current or residual value, utility or useful life of the Facility by more than a de minimis amount, impair the use of the Ground Interest as it is then used in connection with the Facility, or cause the Facility to become "limited use" property.

SECTION 7. QUIET ENJOYMENT IN FAVOR OF THE GROUND SUBLESSEE

         Section 7.1. Ground Sublessee's Right of Quiet Enjoyment. The Ground Sublessor warrants that it has full right and authority to sublease the Ground Interest to the Ground Sublessee pursuant to the terms of this Site Lease and Sublease and agrees that, notwithstanding any provision of any other Operative Document, so long as the Site Sublease Term has not been terminated pursuant to the express provisions of Section 4.5 hereof, the Ground Sublessor shall not, through its own actions or inactions, interfere with or interrupt the quiet enjoyment of the use, operation and possession by the Ground Sublessee of the subleasehold interest in the Ground Interest subject to the terms hereof; provided, that the Ground Sublessor's covenant does not relate to actions of the Lease Indenture Trustee.

         Section 7.2. Conveyances Pursuant to Section 6.2. Sales, grants of leases or easements and conveyances of portions of the Sites, rights of way, easements or leasehold interests made by the Ground Lessor in accordance with
Section 6.2 shall not constitute a breach of the Ground Sublessee's right of quiet enjoyment under this Site Lease and Sublease. Any Released Property sold, leased or otherwise conveyed pursuant to the Ground Lessor's Release Rights shall automatically, without further act of any Person, be released from this Site Lease and Sublease.

SECTION 8. USE OF GROUND INTEREST

         Section 8.1. Ground Lessee's Right to Use. The Ground Lessee's rights hereunder to use the Ground Interest shall be limited to the right of the Ground Lessee to use the Ground Interest during the Site Lease Term in connection with the use, operation and maintenance of the Facility in accordance with the terms of the Project Agreements and the Operative Documents, which shall include the right to construct, install, operate, use, repair and relocate facilities and structures on or under the Sites, including buildings, roads, paths, walkways, sanitary sewers, storm drains, water and gas mains, waste disposal systems, electric power lines, telephone, television and telecommunication lines, fire protection systems, safety sensor and monitoring systems and utility lines and systems, all as are reasonably necessary or advisable for the commercial operation of the Facility. The Ground Lessor shall, from time to time after expiration or early termination of the Site Sublease Term, grant such easements, licenses or rights-of-way in respect of the Sites as the Ground Lessee may reasonably request in order for the Ground Lessee to have the benefit of the rights granted pursuant to the immediately preceding sentence.

         Section 8.2. Ground Sublessee's Right to Use. The Ground Sublessee's rights hereunder to use the Ground Interest shall be limited to the right of the Ground Sublessee to use the Ground Interest during the Site Sublease Term in connection with the use, operation and maintenance of the Facility in accordance with the terms of the Project Agreements and the other Operative Documents, which shall include the right to construct, install, operate, use, repair and relocate facilities and structures on or under the Sites, including buildings, roads, paths, walkways, sanitary sewers, storm drains, water and gas mains, waste disposal systems, electric power lines, telephone, television and telecommunication lines, fire protection systems, safety sensor and monitoring systems and utility lines and systems, all as are reasonably necessary or advisable for the commercial operation of the Facility or for any other purpose in connection with the use, operation and maintenance of the Colstrip Project.

SECTION 9. TRANSFER OF GROUND INTEREST

         Section 9.1. Transfers by Ground Lessee. The Ground Lessee expressly agrees that the Ground Lessee shall not transfer any Ground Interest except as part of the Ground Lessee's transfer of the Owner Lessor's Interest pursuant to the Operative Documents. The Ground Lessor acknowledges (x) that the Ground Lessee shall have the right to transfer and convey any Ground Interest as part of a transfer under and in accordance with Section 10.2(b), 13.3, 14.4, or 17.1 of the Facility Lease in connection with the Ground Lessee's transfer thereunder of the Owner Lessor's Interest and the Ground Lessor and the Ground Lessee agree to comply with the provisions of the applicable sections of the Facility Lease in connection with such transfer to the extent required thereunder, and (y) the Ground Lessee's interest hereunder may be transferred together with the Owner Lessor's Interest to the Lease Indenture Trustee or an Affiliate of the Lease Indenture Trustee or any other Person who is the purchaser thereof in foreclosure of the Lien of the Lease Indenture or by deed in lieu of any such foreclosure or after any such foreclosure or deed in lieu of foreclosure.

         Section 9.2. Transfers by Ground Sublessee. The Ground Sublessee expressly agrees that the Ground Sublessee shall not transfer any Ground Interest except as part of the Ground Sublessee's transfer of the Facility Lessee's Interest pursuant to the Operative Documents. The Ground Sublessor acknowledges (x) that the Ground Sublessee shall have the right to transfer and convey any Ground Interest as part of a transfer under and in accordance with
Section 10.2(b), 13.3, 14.3, 14.4, or 17.1 of the Facility Lease in connection with the Ground Sublessee's transfer thereunder of the Owner Lessor's Interest and the Ground Sublessor and the Ground Sublessee agree to comply with the provisions of the applicable sections of the Facility Lease in connection with such transfer to the extent required thereunder, and (y) the Ground Sublessee's interest hereunder may be transferred together with the Owner Lessor's Interest to the Lease Indenture Trustee or an Affiliate of the Lease Indenture Trustee or any other Person who is the purchaser thereof in foreclosure of the Lien of the Lease Indenture or by deed in lieu of any such foreclosure or after any such foreclosure or deed in lieu of foreclosure. The Ground Sublessor acknowledges that the Ground Sublessee shall have the right to sublease or assign Related Ground Interest to a Person which is a sublessee or assignee of the Undivided Interest in accordance with Section 19 of the Facility Lease or Section 15.2 or
15.3 of the Participation Agreement.

SECTION 10. LIENS

         Section 10.1. Ground Lessee. The Ground Lessee agrees that it will not, directly or indirectly, create, incur, assume or suffer to exist any Owner Lessor's Liens on or with respect to Ground Interest or the Sites, and the Ground Lessee shall promptly notify the Ground Lessor of the imposition of any such Lien of which the Ground Lessee is aware and shall promptly, at its own expense (subject to Section 2.5 of the Lease Indenture), take such action as may be necessary to fully discharge or release any such Lien.

         Section 10.2. Ground Sublessee. The Ground Sublessee agrees that it will not directly or indirectly, create, incur, assume or suffer to exist any Lien on or with respect to Ground Interest other than Permitted Liens, shall promptly notify the Ground Sublessor of the imposition of any such Lien of which the Ground Sublessee is aware and shall promptly, at its own expense, take such action as may be necessary to fully discharge or release any such Lien.

SECTION 11. SEVERANCE

         The Facility and each part thereof shall remain severed from the Sites, shall be considered as personal property, severed from the Sites and from title thereto and, even though attached or affixed to or installed upon the Sites, as the case may be, shall not be considered to become fixtures or a part of the Sites. Each of the Ground Lessee and the Ground Sublessee waives any rights it may have under the laws of the State of Montana or otherwise to any Lien upon, or right of attachment (other than a leasehold interest in) with respect to the Undivided Interest or any part thereof.

SECTION 12. WAIVER OF PARTITION

         So long as the Facility or any part thereof as originally constructed, reconstructed or added to is used or useful for the generation of electrical power and energy, or to the end of the period permitted by Applicable Law, whichever first occurs, each of the Ground Lessor and the Ground Lessee, on its own behalf and on behalf of its successors and assigns, hereby waives its right to partition the Sites whether by partition in kind or sale and division of the proceeds thereof, and agrees that it will not resort to any action at law or in equity to partition and further waive the benefit of all laws that may now or hereafter authorize such partition of the properties compromising the Sites. It is agreed that this covenant shall be deemed to run with the land. Each of the Ground Lessor and the Ground Lessee agrees to incorporate this waiver in all deeds, deeds of trust, mortgages and instruments of conveyance relating to the Sites or any interest or portion thereof, whether delivered at the Closing or thereafter.

SECTION 13. NONMERGER

         The reversionary interest of the Ground Lessor in Ground Interest shall not merge into any interest in Ground Interest conveyed by this Site Lease and Sublease even if such reversionary interest and such interest leased are at any time vested in or held directly or indirectly by the same Person, but this Site Lease and Sublease shall nonetheless remain in full force and effect in accordance with its terms notwithstanding such vesting or holding unless and until the Person holding such interests shall execute an instrument effecting such merger and shall duly record such instrument. No such instrument of merger shall be executed and recorded unless and until the Lien of the Lease Indenture on the Indenture Estate has been discharged in accordance with the terms thereof.

SECTION 14. INDEMNIFICATION

         The Ground Lessor shall indemnify, protect, save and hold harmless the Ground Lessee from and against any and all Claims imposed on, incurred by or asserted against the Ground Lessee, in any way relating to or arising out of any of the following which exists on or before the date any Ground Interest is returned by the Ground Sublessee, which is attributable to the period ending on the date of such return, or which occurs or is attributable to the period after return of such Ground Interest to the Ground Lessor in accordance with Section
2.4 or Section 2.6 hereof; (i) any violation or liability under any Environmental Laws, whether now or hereafter in effect, arising from or caused by the operation, maintenance, modification, repair, rebuilding, alteration, restoration, refurbishing, or other use of the Unit related to such Ground Interest or the Related Common Facilities, or (ii) the presence, use, storage, transportation, treatment or manufacture of any Hazardous Substance in, at, under or from such Unit, the Related Common Facilities or the Related Sites. The Ground Lessee shall indemnify, protect, save and hold harmless the Ground Lessor, from and against, any and all Claims imposed on, incurred by or asserted against the Ground Lessor, in any way relating to or arising out of any of the following which occurs or arises (other than claims for which the Ground Lessor is responsible under Section 5.3 of the Facility Lease) after the return of the Ground Interest to the Ground Sublessor pursuant to Section 4.4 hereof and prior to the return of the Ground Interest to the Ground Lessor in accordance with Section 2.4 or Section 2.6 hereof (i) any violation or liability under any Environmental Laws, whether now or hereafter in effect, arising from or caused by the operation, maintenance, modification, repair, rebuilding, alteration, restoration, refurbishing, or other use of the Facility, or (ii) the presence, use, storage, transportation, treatment or manufacture of any Hazardous Substance in, at, under or from the Facility or the Sites.

SECTION 15. SECURITY FOR GROUND LESSEE'S OBLIGATION UNDER LESSOR NOTE

         In order to secure the Notes, the Ground Lessee will, by the Lease Indenture, assign and grant a Lien to the Lease Indenture Trustee in and to all of the Ground Lessee's right, title and interest in, to and under this Site Lease and Sublease and Ground Interest (other than Excepted Payments and Excepted Rights). The Ground Lessor hereby consents to such assignment and creation of such Lien and acknowledges receipt of copies of the Lease Indenture, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent under any other circumstances. Unless and until the Ground Lessor shall have received written notice from the Lease Indenture Trustee that the Lien of the Lease Indenture has been fully released, the Lease Indenture Trustee under the Lease Indenture shall have the rights of the Ground Lessee under this Site Lease and Sublease to the extent set forth in and subject in each case to the exceptions set forth in the Lease Indenture.

SECTION 16. INSPECTION

         During the Site Sublease Term, each of the Owner Participant, the Ground Sublessor, and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee and the Pass Through Trustee and their representatives may, during normal business hours, on reasonable notice to the Ground Sublessee and at their own risk and expense (except, at the expense but not risk, of the Ground Sublessee when a Significant Lease Default or a Lease Event of Default has occurred and is continuing), inspect the Units 1 and 2 Site, and the Common Facilities Site, and the records with respect to the operations and maintenance thereof, in the Ground Sublessee's custody or to which the Ground Sublessee has access; provided, however, that so long as no Significant Lease Default or Lease Event of Default shall have occurred and be continuing, each such Person shall only be entitled to make one inspection in any twelve-month period, provided, further, however, that any such Person may make more than one inspection during the last twelve months of the Site Sublease Term unless the Ground Sublessee has exercised its option under Section 15 of the Facility Lease to renew the Facility Lease and thereby extending the Site Sublease Term beyond such twelve month period. Any such inspection will not unreasonably interfere with the operation or maintenance of the Facility, or the conduct by the Ground Sublessee of its business and will be in accordance with the Ground Sublessee's and the Operator's safety and insurance programs. In no event shall the Ground Sublessor, the Owner Participant, the Lease Indenture Trustee or the Pass Through Trustee have any duty or obligation to make any such inspection and such Persons shall not incur any liability or obligation by reason of not making any such inspection.

SECTION 17. MISCELLANEOUS

         Section 17.1. Amendments and Waivers. No term, covenant, agreement or condition of this Site Lease and Sublease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

         Section 17.2. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective
(a) upon personal delivery thereof, including by overnight mail or next business day or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clause (a) or (b) above, in each case addressed to such party and copy party at its address set forth below or at such other address as such party or copy party may from time to time designate by written notice to the other parties:

         If to the Ground Lessor or the Ground Sublessee:

                  PPL Montana, LLC
                  303 North Broadway, Suite 400
                  Billings, MT  59101
                  Telephone No.: (406) 869-5100
                  Facsimile No.: (406) 869-5149
                  Attention:  Vice President and General Counsel

         If to the Ground Lessee or the Ground Sublessor:

                  Montana OL3 LLC
                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, DE 19890-0001
                  Telephone No.:  (302) 651-1000
                  Facsimile No.:  (302) 651-8882
                  Attention: Corporate Trust Administration

         with a copy to:

                  Montana OP3 LLC
                  c/o Bell Atlantic Credit Corporation
                  245 Park Avenue, 40th Floor
                  New York, New York 10167
                  Telephone No.:  (212) 557-4799
                  Facsimile No.:  (212) 557-4569
                  Attention:  Asset Administrator

         Section 17.3. Survival. Except as expressly set forth herein, the warranties and covenants made by each party hereto shall not survive the expiration or termination of this Site Lease and Sublease.

         Section 17.4. Successors and Assigns.

                  (a) This Site Lease and Sublease shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns as permitted by and in accordance with the terms hereof.

                  (b) Except as expressly provided herein or in the other Operative Documents, the Ground Lessor may not assign or transfer any of its interests herein without the consent of the other party hereto. Except as expressly provided in the Operative Documents, the Ground Sublessor may not assign or transfer its interests herein prior to expiration or early termination of the Site Sublease Term without the consent of the Ground Sublessee.

         Section 17.5. Business Day. Notwithstanding anything herein to the contrary, if the date on which any payment or performance is to be made pursuant to this Site Lease and Sublease is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

         Section 17.6. Governing Law. This Site Lease and Sublease shall be in all respects governed by and construed in accordance with the laws of the State of Montana, including all matters of construction, validity and performance.

         Section 17.7. Severability. Any provision of this Site Lease and Sublease that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 17.8. Counterparts. This Site Lease and Sublease may be executed in separate counterparts, each of which, when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 17.9. Headings and Table of Contents. The headings of the sections of this Site Lease and Sublease and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

         Section 17.10. Further Assurances. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by the other party, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Site Lease and Sublease.

         Section 17.11. Effectiveness of Site Lease and Sublease. This Site Lease and Sublease has been dated as of the date first above written for convenience only. This Site Lease and Sublease shall be effective on July 20, 2000, the date of execution and delivery by the Ground Lessee and the Ground Lessor.

         Section 17.12. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Site Lease and Sublease is executed and delivered by Wilmington Trust Company ("Wilmington"), not individually or personally but solely as Lessor Manager under the LLC Agreement, in the exercise of the powers and authority conferred and vested in it pursuant thereto, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Lessor is made and intended not as personal representations, undertakings and agreements by Wilmington, but is made and intended for the purpose for binding only the Owner Lessor, (c) nothing herein contained shall be construed as creating any liability on Wilmington, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington, be personally liable for the payment of any indebtedness or expenses of the Owner Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Lessor under this Site Lease and Sublease.

         Section 17.13. Measuring Life. If and to the extent that any of the rights and privileges granted under this Site Lease and Sublease, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Site Lease and Sublease, such options, rights and privileges, subject to the respective conditions hereof governing the exercise of such options, rights and privileges, will be exercisable only during (a) the longer of (i) a period which will end twenty-one (21) years after the death of the last survivor of the descendants living on the date of the execution of this Site Lease and Sublease of the following Presidents of the United States:
Franklin D. Roosevelt, Harry S. Truman, Dwight D. Eisenhower, John F. Kennedy, Lyndon B. Johnson, Richard M. Nixon, Gerald R. Ford, James E. Carter, Ronald W. Reagan, George H.W. Bush and William J. Clinton or (ii) the period provided under the Uniform Statutory Rule Against Perpetuities or (b) the specific applicable period of time expressed in this Site Lease and Sublease, whichever of (a) and (b) is shorter.

         IN WITNESS WHEREOF, the parties hereto have caused this Site Lease and Sublease to be duly executed and delivered under seal by their respective officers thereunto duly authorized.


                             PPL MONTANA, LLC,
                                 as Ground Lessor and Ground Sublessee


                             By:  /s/ Paul A. Farr
                                ------------------------------------------------
                                Name:  Paul A. Farr
                                Title: Vice President


                             MONTANA OL3 LLC,
                                 as Ground Lessee and Ground Sublessor


                             By: Wilmington Trust Company, not in its individual
                                 capacity but solely as Lessor Manager


                                 By:  /s/ James P. Lawler
                                    --------------------------------------------
                                    Name:  James P. Lawler
                                    Title: Vice President

STATE OF NEW YORK  )
                   )      SS.:
COUNTY OF NEW YORK )


         The foregoing instrument was acknowledged before me this the ____ day of July, 2000 by Paul A. Farr, Vice President of PPL MONTANA, LLC, a Delaware limited liability company, to be the free act and deed on behalf of the limited liability company.




                                          _____________________________________
                                          Notary Public
My Commission Expires




_____________________




STATE OF NEW YORK  )
                   )     SS.:
COUNTY OF NEW YORK )


         The foregoing instrument was acknowledged before me this ____ day of July, 2000 by James P. Lawler, Vice President of WILMINGTON TRUST COMPANY, a Delaware banking corporation, to be the free act and deed on behalf of the banking corporation as the Lessor Manager under the LLC AGREEMENT dated as of July 13, 2000.




                                          _____________________________________
                                          Notary Public
My Commission Expires




_____________________

                                   APPENDIX A




--------------------------------------------------------------------------------


                                   DEFINITIONS
                                     (BA1/2)




                        COLSTRIP GENERATING UNITS 1 AND 2
                          AND RELATED COMMON FACILITIES


--------------------------------------------------------------------------------

                            APPENDIX A - DEFINITIONS
                                     (BA1/2)

GENERAL PROVISIONS

         In this Appendix A and each Operative Document (as hereinafter defined), unless otherwise provided herein or therein:

the terms set forth in this Appendix A or in any such Operative Document shall have the meanings herein provided for and any term used in an Operative Document and not defined therein or in this Appendix A but in another Operative Document shall have the meaning herein or therein provided for in such other Operative Document;

any term defined in this Appendix A by reference to another document, instrument or agreement shall continue to have the meaning ascribed thereto whether or not such other document, instrument or agreement remains in effect;

words importing the singular include the plural and vice versa;

words importing a gender include any gender;

a reference to a part, clause, section, paragraph, article, party, annex, appendix, exhibit, schedule or other attachment to or in respect of an Operative Document is a reference to a part, clause, section, paragraph, or article of, or a party, annex, appendix, exhibit, schedule or other attachment to, such Operative Document unless, in any such case, otherwise expressly provided in any such Operative Document;

a reference to any statute, regulation, proclamation, ordinance or law includes all statutes, regulations, proclamations, ordinances or laws varying, consolidating or replacing the same from time to time, and a reference to a statute includes all regulations, policies, protocols, codes, proclamations and ordinances issued or otherwise applicable under that statute unless, in any such case, otherwise expressly provided in any such statute or in such Operative Document;

a definition of or reference to any document, instrument or agreement includes an amendment or supplement to, or restatement, replacement, modification or renovation of, any such document, instrument or agreement unless otherwise specified in such definition or in the context in which such reference is used;

a reference to a particular section, paragraph or other part of a particular statute shall be deemed to be a reference to any other section, paragraph or other part substituted therefor from time to time;

if a capitalized term describes, or shall be defined by reference to, a document, instrument or agreement that has not as of any particular date been executed and delivered and such document, instrument or agreement is attached as an exhibit to the Participation

         Agreement (as hereinafter defined), such reference shall be deemed to be to such form and, following such execution and delivery and subject to paragraph (h) above, to the document, instrument or agreement as so executed and delivered;

a reference to any Person (as hereinafter defined) includes such Person's successors and permitted assigns;

any reference to "days" shall mean calendar days unless "Business Days" (as hereinafter defined) are expressly specified;

if the date as of which any right, option or election is exercisable, or the date upon which any amount is due and payable, is stated to be on a date or day that is not a Business Day, such right, option or election may be exercised, and such amount shall be deemed due and payable, on the next succeeding Business Day with the same effect as if the same was exercised or made on such date or day (without, in the case of any such payment, the payment or accrual of any interest or other late payment or charge, provided such payment is made on such next succeeding Business Day);

words such as "hereunder", "hereto", "hereof" and "herein" and other words of similar import shall, unless the context requires otherwise, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof;

a reference to "including" shall mean including without limiting the generality of any description preceding such term, and for purposes hereof and of each Operative Document the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned;

all accounting terms not specifically defined herein or in any Operative
         Document shall be construed in accordance with GAAP;

unless the context or the specific provision otherwise requires, whenever in the Operative Documents a provision requires that a Person have a particular rating, such provision shall be deemed to mean that the senior long term unsecured debt of such Person (or, in the case of PPL Montana, the senior long term unsecured debt of PPL Montana or if no such debt is rated and the Certificates are outstanding, the Certificates) shall have been rated the specified rating by both Rating Agencies if such debt is then rated by both Rating Agencies, or by one such Rating Agency if only rated by one of them; and

unless the context or the specific provision otherwise requires, whenever in the Operative Documents a provision requires that the rating of a Person or the Lease Debt be confirmed, such provisions shall be deemed to mean that both Rating Agencies shall have confirmed the rating of the senior long term unsecured debt of such Person or the Lease Debt, if then rated by both Rating Agencies, or by one such Rating Agency if only rated by one of them, a copy of which confirmation shall be delivered by PPL Montana to the Owner Participant, the Owner Lessor and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, to the Lease Indenture Trustee and shall be without indication that such Person or the Lease Debt, as the case may be, has been placed on credit watch, credit review, or any similar status with negative implications or which does not indicate the direction of the potential ratings change.

DEFINED TERMS

"ABSTRACT OF LEASE" shall mean the Abstract of Facility Lease (BA1/2), dated as of the Closing Date, between the Owner Lessor and PPL Montana, substantially in the form of Exhibit B-2 to the Participation Agreement duly completed, executed and delivered on the Closing Date.

"ACQUIRED INDEBTEDNESS" shall mean, with respect to any specified Person, (i) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, including Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person, and (ii) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

"ACTUAL KNOWLEDGE" shall mean, with respect to any Transaction Party, actual knowledge of, or receipt of written notice by, an officer (or other employee whose responsibilities include the administration of the Overall Transaction) of such Transaction Party; provided, that neither the Lessor Manager nor the Trust Company shall be deemed to have Actual Knowledge of any fact solely by virtue of an officer of the Trust Company having actual knowledge of such fact unless such officer is an officer in the Corporate Trust Administration Department of the Trust Company.

"ADDITIONAL CERTIFICATES" shall mean any additional certificates issued by the Pass Through Trust in connection with the issuance of Additional Lessor Notes relating thereto.

"ADDITIONAL EQUITY INVESTMENT" shall mean the amount, if any, the Owner Participant shall provide (in its sole and absolute discretion) to finance all or a portion of the Owner Lessor's Percentage of the cost of any Modification financed pursuant to Section 13.1 of the Participation Agreement.

"ADDITIONAL LESSOR NOTES" shall have the meaning specified in Section 2.12 of the Lease Indenture.

"ADDITIONAL SUBSIDIARY" shall mean a Subsidiary of PPL Montana designated as an "Additional Subsidiary" in accordance with Section 6.8 of the Participation Agreement.

"ADVISORS TO THE FACILITY LESSEE" shall mean Babcock & Brown LP and Group Robinson.

"AFFILIATE" of a particular Person shall mean any Person directly or indirectly controlling, controlled by or under common control with such particular Person. For purposes of this definition, "control" when used with respect to any particular Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing; provided, however, that under no circumstances shall the Trust Company be considered to be an Affiliate of any of the Owner

Lessor, the Lessor Manager, or the Owner Participant, nor shall any of the Owner Lessor, the Lessor Manager, or the Owner Participant be considered to be an Affiliate of the Trust Company.

"AFTER-TAX BASIS" shall mean, with respect to any payment to be received by any Person, the amount of such payment (the base payment) supplemented by a further payment (the additional payment) to that Person so that the sum of the base payment plus the additional payment shall, after deduction of the amount of all Federal, State and local income Taxes required to be paid by such Person in respect of the receipt or accrual of the base payment and the additional payment (taking into account any reduction in such income Taxes resulting from Tax benefits realized or to be realized by the recipient as a result of the payment or the event giving rise to the payment), be equal to the amount required to be received. Such calculations shall be made on the basis of the highest applicable Federal income tax statutory rate applicable to corporations for all relevant periods and the highest applicable statutory income tax rates applicable to corporations in the state and local taxing jurisdiction of the Facility for all relevant periods and shall take into account the deductibility of State and local income taxes for Federal income tax purposes.

"ALLOCATED RENT" shall have the meaning specified in Section 3.3(c) of the Facility Lease.

"APPLICABLE LAW" shall mean, without limitation, all applicable laws, including all Environmental Laws, and treaties, judgments, decrees, injunctions, writs and orders of any court, arbitration board or Governmental Entity and rules, regulations, orders, ordinances, licenses and permits of any Governmental Entity.

"APPLICABLE RATE" shall mean the Prime Rate (as published in the Wall Street Journal from time to time) plus 1% per annum.

"APPRAISAL PROCEDURE" shall mean (except with respect to the Closing Appraisal and any appraisal to determine Fair Market Sales Value after a Lease Event of Default shall have occurred and be continuing), an appraisal conducted by an appraiser or appraisers in accordance with the procedures set forth in this definition of "Appraisal Procedures." The Owner Participant and PPL Montana will consult with the intent of selecting a mutually acceptable Independent Appraiser. If a mutually acceptable Independent Appraiser is selected, the Fair Market Rental Value or Fair Market Sales Value shall be determined by such Independent Appraiser. If the Owner Participant and PPL Montana are unable to agree upon a single Independent Appraiser within a 15-day period, one shall be appointed by the Owner Participant, and one shall be appointed by PPL Montana (or its designee), which Independent Appraisers shall attempt to agree upon the value, period, amount or other determination that is the subject of the appraisal. If either the Owner Participant or PPL Montana does not appoint its appraiser, the determination of the other appraiser shall be conclusive and binding on the Owner Participant and PPL Montana. If the appraisers appointed by the Owner Participant and PPL Montana are unable to agree upon the value, period, amount or other determination in question, such appraisers shall jointly appoint a third Independent Appraiser or, if such appraisers do not appoint a third Independent Appraiser, the Owner Participant and PPL Montana shall jointly appoint the third Independent Appraiser. In such case, the average of the determinations of the three appraisers shall be conclusive and binding on the Owner Participant and PPL Montana, unless the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the third determination is disparate from the middle determination, in which case the determination of the most disparate appraiser shall be excluded, and the average of the remaining two determinations shall be conclusive and binding on the Owner Participant and PPL Montana.

"APPRAISER" shall mean Deloitte & Touche LLP Valuation Group.

"ASSET PURCHASE AGREEMENT" shall mean that certain asset purchase agreement dated as of October 31, 1998, by and between PPL Global, Inc. and MPC.

"ASSET SALE" shall mean the sale, lease, transfer, conveyance or other disposition of any assets, including by way of the issue or sale by PPL Montana or any of its Core Subsidiaries of equity interests in such Core Subsidiaries or the designation of any Core Subsidiary as an Additional Subsidiary. Notwithstanding the foregoing, the following items shall not be deemed to be Asset Sales: (a) transfers of assets among PPL Montana and any of its wholly-owned Core Subsidiaries, (b) sales of inventory (including fuel and coal), products or obsolete items and other similar dispositions and sales of power in the ordinary course of business, (c) a transfer of ownership of the Kerr hydroelectric generating facility by PPL Montana or any Core Subsidiary to the Confederated Salish and Kootenai Tribes or any successor in interest, (d) sales of assets required to be made pursuant to any change in law, regulation or any imposition of any conditions or requirements by the FERC or any other Governmental Entity having or claiming jurisdiction over PPL Montana, its Subsidiaries, or the Montana Assets, (e) an issuance of equity interests by a wholly-owned Core Subsidiary to PPL Montana or to another wholly-owned Core Subsidiary, (f) sale or liquidation of cash equivalents in the ordinary course of business, (g) a Restricted Payment that is made in cash or cash equivalents permitted by Section 6.2 of the Participation Agreement, and (h) Permitted Investments other than those made in Additional Subsidiaries (unless made with proceeds described in clause (7) of the definition of such term).

"ASSIGNED DOCUMENTS" shall have the meaning specified in clause (2) of the Granting Clause of the Lease Indenture.

"ASSIGNMENT AND ASSUMPTION AGREEMENT" shall mean an assignment and assumption agreement in form and substance substantially in the form of Exhibit F to the Participation Agreement.

"ASSIGNMENT AND REASSIGNMENT OF PROJECT AGREEMENTS" shall mean the Assignment and Reassignment of Project Agreements (BA1/2), dated as of the Closing Date, between PPL Montana and the Owner Lessor, substantially in the form of Exhibit D to the Participation Agreement duly completed, executed and delivered pursuant to which PPL Montana will assign to the Owner Lessor and the Owner Lessor will reassign to PPL Montana, certain rights under the Ownership and Operating Agreements 1-2 and the Common Facilities Agreement relating to the Undivided Interest.

"ASSUMED DEDUCTIONS" shall have the meaning specified in Section 1.1 of the Tax Indemnity Agreement.

"ASSUMED TAX RATE" shall have the meaning specified in Section 1(a) of the Tax Indemnity Agreement.

"AUTHORIZED AGENT" shall have the meaning specified in the Pass Through Trust Agreement.

"BALANCE SHEET" shall mean the audited consolidated balance sheet of PPL Montana and its Consolidated Subsidiaries as of December 31, 1999, which Balance Sheet shall have been prepared in accordance with GAAP and utilizing assumptions made in good faith and reasonable, as of the date of such Balance Sheet, and all material assumptions with respect to such Balance Sheet are set forth therein.

"BANKRUPTCY CODE" shall mean the United States Bankruptcy Code of 1978, as amended from time to time, 11 U.S.C. Section 101 et seq.

"BASIC LEASE RENT" shall have the meaning specified in Section 3.3(a) of the Facility Lease.

"BASIC LEASE TERM" shall have the meaning specified in Section 3.2 of the Facility Lease.

"BASIC SITE LEASE TERM" shall have the meaning specified in Section 2.2 of the Site Lease and Sublease.

"BASIC SITE SUBLEASE TERM" shall have the meaning specified in Section 4.2 of the Site Lease and Sublease.

"BILL OF SALE" shall mean the Bill of Sale (BA1/2), dated as of the Closing Date, between PPL Montana and the Owner Lessor, substantially in the form of Exhibit A to the Participation Agreement duly completed, executed and delivered on the Closing Date pursuant to which the Owner Lessor will acquire the Undivided Interest from PPL Montana.

"BURDENSOME TERMINATION EVENT" shall mean the occurrence of any event which gives a Facility Lessee the right to terminate a Facility Lease pursuant to
Section 13.1 thereof.

"BUSINESS DAY" shall mean any day other than a Saturday, a Sunday, or a day on which commercial banking institutions are authorized or required by law, regulation or executive order to be closed in New York, New York, the city and the state in which the Corporate Trust Office of any applicable Lease Indenture Trustee or Lessor Manager is located or the city and state in which the Corporate Trust Office of the Pass Through Trustee is located.

"CAPITAL EXPENDITURES" shall mean expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto that have a useful life of more than one year.

"CASH FLOW AVAILABLE FOR FIXED CHARGES" for any period shall mean, without duplication, (i) consolidated EBITDA of PPL Montana and its Core Subsidiaries for such period, minus (ii) the portion of such consolidated EBITDA described in the foregoing clause (i) that is attributable to extraordinary gains or other nonrecurring items included in EBITDA (other than to the extent such extraordinary gains or nonrecurring items are offset by extraordinary losses), minus (iii) for each Core Subsidiary having an interest holder other than PPL Montana or its Core Subsidiaries, the amount described in the foregoing clause
(i) attributable to such interests, plus (iv) EBITDA of any Additional Subsidiary and the proceeds from any asset sales received by any Additional Subsidiaries, in each case, to the extent such amount is distributed to PPL

Montana or its Core Subsidiaries from such Additional Subsidiary during such period (provided, however, that the amount described in this clause (iv) shall not be included in the calculation of the Cash Flow Available for Fixed Charges for any projected period), minus (v) Capital Expenditures made by PPL Montana and its Core Subsidiaries during such period other than capital expenditures financed with Indebtedness permitted under Sections 6.1(b)(i) or 7.1(b)(i) of the Participation Agreement.

"CASH FLOW TO FIXED CHARGES RATIO" shall mean with respect to any Person for any period, the ratio of (i) Cash Flow Available for Fixed Charges for such period to (ii) Fixed Charges for such period.

"CERTIFICATE PURCHASE AGREEMENT" shall mean the Certificate Purchase Agreement, dated the Effective Date, between PPL Montana and the Initial Purchasers.

"CERTIFICATEHOLDERS" shall mean each of the holders of Certificates, and each of such holder's successors and permitted assigns.

"CERTIFICATES" shall mean the 8.903% Pass Through Certificates issued on the Closing Date and any certificates issued in replacement therefor pursuant to
Section 3.3, 3.4 or 3.5 of the Pass Through Trust Agreement.

"CERTIFICATES REGISTER" shall mean the "Register" specified in Section 3.4 of the Pass Through Trust Agreement.

"CHANGE OF CONTROL" shall mean the consummation of any transaction or series of related transactions (including any merger or consolidation) the result of which is that any person (as such term is defined in Rule 13(d)(3) under the Exchange
Act), other than (a) PPL Corporation or any of its successors into which PPL Corporation has consolidated or merged, (b) any person who comes to be a beneficial owner (as defined below) directly or indirectly of more than 50% of the voting power of or economic interest in PPL Corporation, or (c) any of PPL Corporation's direct or indirect wholly-owned subsidiaries, becomes the "beneficial owner" (as such term is defined in Rule 13(d)(3) under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of more than 50% of the voting power of or economic interests in PPL Montana; provided that a Change of Control shall be deemed not to have occurred if Moody's and S&P confirm that the then existing ratings of the Certificates will not be lowered as a result of any of the foregoing events.

"CHANGE OF CONTROL PREMIUM" shall mean 1%.

"CLAIM" shall mean any liability (including in respect of negligence (whether passive or active or other torts), strict or absolute liability in tort or otherwise, warranty, latent or other defects (regardless of whether or not discoverable), statutory liability, property damage, bodily injury or death), obligation, loss, settlement, damage, penalty, claim, action, suit, proceeding (whether civil or criminal), judgment, penalty, fine and other legal or administrative sanction, judicial or administrative proceeding, cost, expense or disbursement, including reasonable legal, investigation and expert fees, expenses and reasonable related charges, of whatsoever kind and nature.

"CLOSING" shall have the meaning specified in Section 2.2(a) of the Participation Agreement.

"CLOSING APPRAISAL" shall mean the appraisal, dated the Closing Date, prepared by the Appraiser with respect to the Owner Lessor's Interest, which Closing Appraisal shall:

(A) Determine the Purchase Price, which shall be the fair market value of the Undivided Interest on the Closing Date;

Determine the economic useful life of Unit 1, Unit 2, Unit 3, and the Facility, and confirm that (i) Unit 1, Unit 2, Unit 3, and the Facility each are reasonably estimated on the Closing Date to have a remaining economic useful life equal to 133.33% of the Fixed Lease Term, and (ii) each of the Units 1 and 2 Interest and the Unit 3 Interest shall have a fair market value at the end of the Basic Lease Term equal to at least 20% of its Purchase Price, without regard to inflation or deflation during the Basic Lease Term;

Confirm that it is reasonable to expect that upon expiration or termination of the Facility Lease, it will be commercially feasible for a party other than the Facility Lessee to operate the Facility; Allocate the percentage of the Purchase Price eligible for each category of Depreciation Deduction;

Confirm that each Unit and the Facility is an integrated facility;

Determine that none of the Renewal Lease Terms is likely to be exercised; and

Address any other matters that the Owner Participant shall reasonably request.

"CLOSING DATE" shall have the meaning specified in Section 2.2(a) of the Participation Agreement.

"CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

"COLSTRIP FACILITY LEASES" " shall mean the Facility Lease and the Other Facility Leases.

"COLSTRIP PROJECT" shall mean the four unit coal-fired steam electric generating project located in Rosebud County, Montana, consisting of Units 1 and 2 and Units 3 and 4, the Common Facilities, and all other equipment or facilities required for the generation of electricity at such units and the Colstrip Site.

"COLSTRIP SITE" shall mean the Unit Sites and the Common Facilities Site.

"COLSTRIP UNIT 1" shall mean Unit 1 and the Related Common Facilities.

"COLSTRIP UNIT 2" shall mean Unit 2 and the Related Common Facilities.

"COLSTRIP UNIT 3" shall mean Unit 3 and the Related Common Facilities.

"COLSTRIP UNIT 4" shall mean Unit 4 and the Related Common Facilities.

"COLSTRIP UNITS 1 AND 2" shall mean, collectively, Colstrip Unit 1 and Colstrip Unit 2.

"COLSTRIP UNITS 3 AND 4" shall mean, collectively, Colstrip Unit 3 and Colstrip Unit 4.

"COMMON FACILITIES" shall mean the Common Facilities 1-2 and the Common Facilities 1-2-3-4.

"COMMON FACILITIES 1-2" shall mean all facilities, improvements, fixtures and equipment, constructed or installed for use by Units 1 and 2 in common and described as such on Exhibit C to the Bill of Sale but excluding therefrom the Transmission Facilities.

"COMMON FACILITIES 1-2 SITE" shall mean the land described as such on Exhibit A to the Bill of Sale, and all rights of way, easements, permits and other appurtenances to such land (including the Water Rights) described on such Exhibit or otherwise, and specifically excluding the Transmission Facilities.

"COMMON FACILITIES 1-2-3-4" shall mean all facilities, improvements, fixtures and equipment constructed or installed for use by Units 1 and 2 and Units 3 and 4 in common on the Colstrip Site and described as such on Exhibit C to the Bill of Sale but excluding therefrom the Transmission Facilities.

"COMMON FACILITIES 1-2-3-4 SITE" shall mean the land described as such on Exhibit A to the Bill of Sale, and all rights of way, easements, permits and other appurtenances to such land (including the Water Rights) described on such Exhibit or otherwise, and specifically excluding the Transmission Facilities.

"COMMON FACILITIES AGREEMENT" shall mean the Common Facilities Agreement, dated as of May 6, 1981 among MPC, Puget, Puget Colstrip Construction Company, Avista Corporation (successor to The Washington Water Power Company), Portland and Pacific Power & Light Company, relating to the ownership and operation of the Common Facilities 1-2-3-4, as the same has been or may be amended, modified or supplemented from time to time.

"COMMON FACILITIES PERCENTAGE" shall mean, with respect to the Related Common Facilities for any Unit, the undivided interest in such Related Common Facilities related to such Unit conveyed to the Owner Lessor pursuant to the Bill of Sale.

"COMMON FACILITIES SITE" shall mean a collective reference to the Common Facilities 1-2 Site and the Common Facilities 1-2-3-4 Site.

"COMPETITOR" shall have the meaning specified in Section 9.1(b) of the Participation Agreement.

"COMPONENT" shall mean any appliance, part, instrument, appurtenance, accessory, furnishing, equipment or other property of whatever nature that may from time to time be incorporated in the Facility, except to the extent constituting Modifications.

"CONSOLIDATED SUBSIDIARY" shall mean with respect to any Person at any date any Subsidiary or other entity the accounts of which would be consolidated in accordance with GAAP with those of such Person in its consolidated financial statements as of such date.

"CONSOLIDATED TANGIBLE NET ASSETS" shall mean (at any date of determination) (i) the total net assets of PPL Montana and its Core Subsidiaries determined in accordance with GAAP, excluding, however, from the determination of total net assets (a) goodwill, organizational expenses, research and product development expenses, trademarks, tradenames, copyrights, patents, patent applications, licenses and rights in any thereof, and other similar intangibles, (b) all deferred charges or unamortized debt discount and expenses, (c) all reserves carried and not deducted from assets, (d) securities which are not readily marketable, (e) cash held in sinking or other analogous funds established for the purpose of redemption, retirement or prepayment of capital stock or other equity interests or Indebtedness, (f) any write-up in the book value of any assets resulting from a revaluation thereof subsequent to the Closing Date, and
(g) any items not included in clauses (a) through (f) above which are treated as intangibles in conformity with GAAP, plus (ii) the aggregate purchase price paid by the Owner Lessor and the Other Owner Lessors pursuant to the Bill of Sale and the Other Bills of Sale respectively, plus (iii) the aggregate net book value of all asset sales or dispositions made by PPL Montana or any of its Core Subsidiaries since the Closing Date to the extent that the proceeds thereof or other consideration received therefor are not invested in any Permitted Business of PPL Montana or any of its Core Subsidiaries and are not retained by PPL Montana or any of its Core Subsidiaries, minus (iv) for each Core Subsidiary having an interest holder other than PPL Montana or its Core Subsidiaries, the amount described in the foregoing clauses (i) and (iii) attributable to such interest.

"CORE SUBSIDIARY" shall mean each Subsidiary of PPL Montana other than Additional Subsidiaries thereof.

"CORPORATE TRUST OFFICE" shall have the meaning specified in the Pass Through Trust Agreement.

"CREDIT AGREEMENT" shall mean that certain Credit Agreement, dated as of November 16, 1999, among PPL Montana, The Chase Manhattan Bank, as Administrative Agent, Chase Securities, Credit Suisse First Boston, UBS Warburg LLC (successor to Warburg Dillon, Read LLC), and the other lenders a party thereto, as the same may be amended from time to time.

"DEBT COVENANT TERMINATION DATE" shall have the meaning specified in Section 6 of the Participation Agreement.

"DEBT PORTION OF RENT" shall mean for any period, the portion of Periodic Lease Rent payable under the Facility Lease equal to the scheduled principal and interest due and payable on the Lessor Note during such period.

"DEBT PORTION OF TERMINATION VALUE" in respect of any determination of Termination Value or amount determined by reference to Termination Value payable pursuant to the Operative Documents shall mean an amount equal to the balance, including scheduled (in accordance with the payment terms of the Lessor Note) accrued interest, on the Lessor Note scheduled (in accordance with the payment terms of the Lessor Note) to be outstanding on such date of determination.

"DEBT TO CAPITAL RATIO" shall mean, with respect to PPL Montana and its Core Subsidiaries, the ratio as of the end of the last fiscal quarter for which internal financial statements are available of (i) the aggregate principal amount of Indebtedness of such Persons then outstanding to (ii) Total Capitalization.

"DEDUCTION LOSS" shall have the meaning specified in Section 5(a) of the Tax Indemnity Agreement.

"DEPRECIATION DEDUCTIONS" shall have the meaning specified in Section 1(a) of the Tax Indemnity Agreement.

"DISCOUNT RATE" shall mean PPL Montana's incremental borrowing rate as determined by PPL Montana in accordance with SFAS 13.

"DISTRIBUTION" shall mean, in respect of any Person, any dividend, distribution or payment (including by way of redemption, repurchase, retirement, return or repayment) in respect of shares of capital stock of such Person.

"DOLLARS" OR THE SIGN "$" shall mean United States dollars or other lawful currency of the United States.

"DTC" shall mean The Depository Trust Company, a New York corporation.

"EBITDA" shall mean, with respect to any Person for any period, the income (or loss) before interest and taxes of such Person, and, to the extent the following items were included in determining such income (or loss), (i) plus depreciation, amortization and other similar non-cash charges and reserves, (ii) minus non-cash non-recurring income items, including extraordinary non-cash gains (or losses), (iii) plus non-cash restructuring charges or other non-cash non-recurring expense items and non-cash charges representing allocations from Affiliates and (iv) plus GAAP lease rent expense.

"EFFECTIVE DATE" shall mean July 13, 2000, the date the Participation Agreement shall have been executed and delivered by the parties thereto.

"EFFECTIVE RATE" shall have the meaning specified in Section 5(a) of the Tax Indemnity Agreement.

"ENFORCEMENT NOTICE" shall have the meaning specified in Section 5.1 of the Lease Indenture.

"ENGINEERING CONSULTANT" shall mean R.W. Beck, Inc.

"ENGINEERING REPORT" shall mean the report of the Engineering Consultant, dated July 13, 2000, addressed to the Owner Participant in substantially the form of the Independent Engineer's Report attached as Appendix A to the Offering Memorandum.

"ENVIRONMENTAL CONDITION" shall mean any action, omission, event, condition or circumstance, including the presence of any Hazardous Substance, that does or reasonably could (i) require assessment, investigation, abatement, correction, removal or remediation, (ii) give rise to any obligation or liability of any nature (whether civil or criminal, arising under a theory of negligence or strict liability, or otherwise) under any Environmental Law, (iii) create or constitute a public or private nuisance or trespass, or (iv) constitute a violation of or non-compliance with any Environmental Law.

"ENVIRONMENTAL CONSULTANT" shall mean Pilko & Associates, Inc.

"ENVIRONMENTAL LAWS" shall mean any federal, state or local laws, ordinances, rules, orders, statutes, decrees, judgments, injunctions, directives, permits, licenses, approvals, codes and regulations relating to the environment, human health, natural resources or Hazardous Substances, as each may from time to time be amended, supplemented or supplanted.

"ENVIRONMENTAL REPORT" shall have the meaning specified in Section 4(n) of the Participation Agreement.

"EQUITY CONTRIBUTION AGREEMENT" shall mean the Equity Contribution Agreement dated as of July 20, 2000, between PPL Corporation and PPL Montana.

"EQUITY COVENANT TERMINATION DATE" shall have the meaning specified in Section 7 of the Participation Agreement.

"EQUITY INVESTMENT" shall mean the amount of $31,151,219.51.

"EQUITY PORTION OF PERIODIC LEASE RENT" shall mean for any Rent Payment Date the difference between (i) Periodic Lease Rent scheduled to be paid under the Facility Lease on such Rent Payment Date and (ii) the Debt Portion of Rent.

"EQUITY PORTION OF TERMINATION VALUE" in respect of any determination of Termination Value or amount determined by reference to Termination Value payable pursuant to the Operative Documents shall mean an amount equal to the excess, if any, of (i) the Termination Value on the date of determination, over (ii) the Debt Portion of Termination Value.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

"EVENT OF DEFAULT" shall mean an Event of Default under the Pass Through Trust Agreement.

"EVENT OF LOSS" shall mean, with respect to either of Unit 1 or Unit 2, or in the case of clause (d), both of Units 1 and 2, any of the following events:

(B) loss of such Unit or use thereof due to destruction or damage to such Unit or the Related Common Facilities that is beyond economic repair or that renders such Unit permanently unfit for normal use;

damage to such Unit or the Related Common Facilities that results in an insurance settlement with respect to such Unit on the basis of a total loss, or an agreed constructive or a compromised total loss;

seizure, condemnation, confiscation or taking of, or requisition of title to or use of, such Unit by any Governmental Entity (a "Requisition") following exhaustion of all permitted appeals or an election by PPL Montana not to pursue such appeals (provided that no such contest shall extend beyond the earlier of (x) the date which is one year after the loss of such title, or (y) the date which is 36 months prior to the end of the Basic Lease Term or any Renewal Lease Term then in effect or elected by PPL Montana), but, in any case involving Requisition of use but not of title, only if such Requisition of use continues beyond the Basic Lease Term or any Renewal Lease Term then in effect or elected by PPL Montana; and

if elected by the Owner Participant, and only in such case as termination of the Facility Lease and transfer of the Undivided Interest to PPL Montana shall remove the basis of the regulation described below, subjection of the Owner Participant's interest in the Unit(s) to any rate of return regulation by any Governmental Entity, or subjection of the Owner Participant or the Owner Lessor to any other public utility regulation of any Governmental Entity or law that in the reasonable opinion of the Owner Participant is burdensome, in either case by reason of the participation of the Owner Lessor or the Owner Participant in the transaction contemplated by the Operative Documents, and not, in any event, as a result of (A) investments, loans or other business activities of the Owner Participant or its Affiliates in respect of equipment or facilities similar in nature to the Facility or any part thereof or in any other electrical, steam, cogeneration or other energy or utility related equipment or facilities or the general business or other activities of the Owner Participant or Affiliates or the nature of any of the properties or assets from time to time owned, leased, operated, managed or otherwise used or made available for use by the Owner Participant or its Affiliates or (B) a failure of the Owner Participant to perform routine, administrative or ministerial actions the performance of which would not subject the Owner Participant to any adverse consequence (in the reasonable opinion of the Owner Participant acting in good faith), provided that PPL Montana, the Owner Lessor and Owner Participant agree to cooperate and to take reasonable measures to alleviate the source or consequence of any regulation constituting an Event of Loss under this paragraph (d) (a "Regulatory Event of Loss"), at the cost and expense of PPL Montana and so long as there shall be no adverse consequences to the Owner Lessor or Owner Participant as a result of such cooperation or the taking of reasonable measures.

"EXCEPTED PAYMENTS" shall mean and include (i)(A) any indemnity (whether or not constituting Supplemental Lease Rent and whether or not a Lease Event of Default exists) payable to either the Trust Company, the Lessor Manager or the Owner Participant or to their respective Indemnitees and successors and permitted assigns (other than the Lease Indenture Trustee) pursuant to Section 2.3, 11.1, 11.2, 13.1 or 13.2 of the Participation Agreement, Section 5.1 of the LLC Agreement, and any payments under the Tax Indemnity Agreement or (B) any amount payable by PPL Montana to the Owner Lessor or the Owner Participant to reimburse any such Person for its costs and expenses in exercising its rights under the Operative Documents, (ii)(A) insurance proceeds, if any, payable to the Owner Lessor or the Owner Participant under insurance separately maintained by the Owner Lessor or the Owner Participant with respect to the Facility as permitted by Section 11.5 of the Facility Lease or (B) proceeds of personal injury or property damage liability insurance maintained under any Operative Document for the benefit of the Owner Lessor or the Owner Participant, (iii) any amount payable to the Owner Participant as the purchase price of the Owner Participant's right and interest in the Member Interest, (iv) any amounts payable to the Owner Participant upon exercise by PPL Montana of the Special Lessee Transfer pursuant to Section 15.1 of the Participation Agreement, (v) all other fees expressly payable to the Owner Participant under the Operative Documents, and (vi) any payments in respect of interest, or any payments made on an After-Tax Basis, to the extent attributable to payments referred to in clause
(i) through (v) above that constitute Excepted Payments.

"EXCEPTED RIGHTS" shall have the meaning specified in Section 5.6 of the Lease Indenture.

"EXCESS AMOUNT" shall have the meaning specified in Section 18.3 of the Participation Agreement.

"EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

"EXCLUDED PROPERTY" shall mean Excepted Payments and Excepted Rights, collectively.

"EXCLUDED TAXES" shall have the meaning specified in Section 11.2(b) of the Participation Agreement.

"EXISTING INDEBTEDNESS" shall mean, with respect to any Person, Indebtedness of such Person in existence at the time of the Closing.

"EXPIRATION DATE" shall mean July 20, 2036, the last day of the Basic Lease
Term.

"FACILITY" shall mean a collective reference to Colstrip Units 1 and 2.

"FACILITY LEASE" shall mean the Facility Lease Agreement (BA1/2), dated as of the Closing Date, between the Owner Lessor and PPL Montana, substantially in the form of Exhibit B-1 to the Participation Agreement duly completed, executed and delivered on the Closing Date pursuant to which the Owner Lessor will lease the Undivided Interest to PPL Montana.

"FACILITY LEASE TERM" shall mean the term of the Facility Lease, including the Interim Lease Term, the Basic Lease Term and all Renewal Lease Terms.

"FACILITY LESSEE" shall mean PPL Montana as lessee under the Facility Lease.

"FACILITY LESSEE'S INTEREST" shall mean the Facility Lessee's right, title and interest in and to the Undivided Interest under the Facility Lease and the Ground Interest under the Site Lease and Sublease.

"FACILITY SITE SUBLEASE" shall mean the sublease described in Section 4.1 of the Site Lease and Sublease.

"FAIR MARKET RENTAL VALUE" or "FAIR MARKET SALES VALUE" shall mean with respect to any property or service as of any date, the cash rent or cash price obtainable in an arm's length lease, sale or supply, respectively, between an informed and willing lessee or purchaser under no compulsion to lease or purchase and an informed and willing lessor or seller or supplier under no compulsion to lease or sell or supply of the property or service in question, and shall, in the case of any Unit Interest or an Owner Lessor's Interest, be determined (except pursuant to Section 17 of the Facility Lease or as otherwise provided below or in the Operative Documents) on the basis that (i) the conditions contained in Sections 7 and 8 of the Facility Lease shall have been complied with in all respects, (ii) the lessee or buyer shall have rights in, or an assignment of, the Operative Documents to which the Owner Lessor is a party and the obligations relating thereto, (iii) the Unit Interest or the Owner Lessor's Interest, as the case may be, is free and clear of all Liens (other than Owner Lessor's Liens, Owner Participant's Liens and Indenture Trustee's Liens), (iv) taking into account the remaining term of the Site Lease and Sublease, and (v) in the case the Fair Market Rental Value, taking into account the terms of the Facility Lease and the other Operative Documents. If the Fair Market Sales Value of the Owner Lessor's Interest is to be determined during the continuance of a Lease Event of Default or in connection with the exercise of remedies by the Owner Lessor pursuant to Section 17 of the Facility Lease, such value shall be determined by an appraiser appointed solely by the Owner Lessor on an "as-is", "where-is" and "with all faults" basis and shall take into account all Liens (other than Owner Lessor's Liens, Owner Participant's Liens and Indenture Trustee's Liens); provided, however, in any such case where the Owner Lessor shall be unable to obtain constructive possession sufficient to realize the economic benefit of the Owner Lessor's Interest, Fair Market Sales Value of the Owner Lessor's Interest shall be deemed equal to $0. If in any case other than in the preceding sentence the parties are unable to agree upon a Fair Market Sales Value of the Owner Lessor's Interest within 30 days after a request therefor has been made, the Fair Market Sales Value of the Owner Lessor's Interest shall be determined by appraisal pursuant to the Appraisal Procedures. Any fair market value determination of a Severable Modification shall take into consideration any liens or encumbrances to which the Severable Modification being appraised is subject and which are being assumed by the transferee.

"FEDERAL POWER ACT" shall mean the Federal Power Act, as amended.

"FERC" shall mean the Federal Energy Regulatory Commission of the United States or any successor or predecessor agency thereto.

"FERC EWG (OWNER LESSOR) ORDER" shall mean the order issued by the FERC on February 14, 2000, in Docket No. EG00-67-000 granting to the Owner Lessor "exempt wholesale generator" status under the Holding Company Act.

"FERC EWG (PPLM) ORDER" shall mean the order issued by the FERC on September 24, 1999, in Docket No. EG99-185-000 granting to PPL Montana "exempt wholesale generator" status under the Holding Company Act.

"FERC OATT ORDER" shall mean the Order issued by the FERC on December 29, 1999, in Docket No.ER00-417-000 accepting for filing under Section 205 of the Federal Power Act PPL Montana's open access transmission tariff.

"FERC ORDERS" shall mean, collectively, the FERC EWG (PPLM) Order, the FERC
Section 203 Order, the FERC Part II Order, the FERC Section 205 Order, the FERC Waiver Order, the FERC EWG (Owner Lessor) Order, and the FERC OATT Order.

"FERC (OWNER LESSOR) EWG NOTICE" shall mean the notification of no material change in the facts dated as of July 20, 2000, to be filed with the FERC in Docket Nos. EG00-65, EG00-66, EG00-67, EG00-68, EG00-69, EG00-70, EG00-71, and
EG00-72 with respect to "exempt wholesale generator" status under the Holding Company Act in compliance with Section 365.8 of the FERC's regulations.

"FERC PART II ORDER" shall mean the order issued by the FERC on June 22, 1999, in Docket No. EC99-36-000, granting approval under Section 203 of the Federal Power Act for the transfer of jurisdictional facilities from MPC to PPL Montana.

"FERC SECTION 203 ORDER" shall mean the order issued by the FERC on September 22, 1999, in Docket No. EC99-95-000, granting approval under Section 203 of the Federal Power Act for the sale and leaseback of the FERC jurisdictional facilities to the Owner Lessor by PPL Montana.

"FERC SECTION 205 ORDER" shall mean the order issued by the FERC on August 24, 1999, in Docket No. ER99-3491-000, granting approval for the blanket issuance of securities or assumption of liabilities under Section 204 of the Federal Power Act by PPL Montana and granting approval for PPL Montana to sell power at market based rates under Section 205 of the Federal Power Act.

"FERC WAIVER ORDER" shall mean the Order issued by the FERC on September 17, 1999, in Docket No. EL99-79-000, disclaiming jurisdiction under Section 201(b) of the Federal Power Act over the Owner Lessor, the Lessor Manager and the Owner Participant.

"FINAL DETERMINATION" shall have the meaning specified in Section 9 of the Tax Indemnity Agreement.

"FIRST WINTERGREEN RENEWAL LEASE TERM" shall have the meaning specified in
Section 15.1 of the Facility Lease.

"FIXED CHARGES" shall mean, with respect to PPL Montana and its Core Subsidiaries for any period, the sum, without duplication, of (i) the aggregate amount of interest expense with respect to Indebtedness of such Persons for such period, including (A) the net costs under interest rate hedge agreements, (B) all capitalized interest (except to the extent that such interest is either (x) not paid in cash or (y) if paid in cash, is paid solely with the proceeds of the Indebtedness in respect of which such interest accrued), and (C) the interest portion of any deferred payment obligation; (ii) the aggregate amount of all mandatory scheduled payments (whether designated as payments or prepayments) and sinking fund payments with respect to principal of any

Indebtedness of such Persons; and (iii) the aggregate amount of all payments due under the Facility Lease, in each case, Scheduled to be Paid.

"FIXED LEASE TERM" shall mean the Basic Lease Term and the Interim Lease Term.

"FMV RENEWAL LEASE TERM" shall have the meaning specified in Section 15.3 of the Facility Lease.

"FUEL CONSULTANT" shall mean John T. Boyd Company.

"FUEL REPORT" shall mean the Report of the Fuel Consultant, dated June 22, 2000, addressed to the Owner Participant in substantially the form of the Independent Fuel Consultant's Report attached as Appendix C to the Offering Memorandum.

"GAAP" shall mean generally accepted accounting principles used in the United States consistently applied.

"GOVERNMENTAL ENTITY" shall mean and include any national government, any political subdivision of a national government or of any state, county or local jurisdiction therein or any board, commission, department, division, organ, instrumentality, court or agency of any thereof.

"GROUND INTEREST" shall mean the undivided interest in the Units 1 and 2 Site and the Common Facilities Site leased to the Owner Lessor pursuant to the Site Lease and Sublease, and shall consist of an undivided Owner Lessor's Percentage of (i) a 50% undivided interest in and to the Units 1 and 2 Site, (ii) a 50% undivided interest in and to the Common Facilities 1-2 Site, and (iii) 50% of the undivided interest in and to the Common Facilities 1-2-3-4 allocated to Units 1 and 2 pursuant to the Common Facilities Agreement.

"GROUND LESSEE" shall mean the Owner Lessor as lessee of the Ground Interest under the Site Lease and Sublease.

"GROUND LESSOR" shall mean PPL Montana as lessor of the applicable Ground Interest under the Site Lease and Sublease.

"GROUND LESSOR'S RELEASE RIGHTS" shall have the meaning specified in Section 6.2 of the Site Lease and Sublease.

"GROUND SUBLESSEE" shall mean PPL Montana as sublessee of the applicable Ground Interest under the Site Lease and Sublease.

"GROUND SUBLESSOR" shall mean the Owner Lessor as sublessor of the applicable Ground Interest under the Site Lease and Sublease.

"GUARANTOR" shall mean Bell Atlantic Credit Corporation.

"GUARANTY" shall mean the OP Parent Guaranty or any other guaranty agreement entered into pursuant to Section 9.1 of the Participation Agreement in form and substance substantially in the form of Exhibit G to the Participation Agreement.

"HAZARDOUS SUBSTANCE" shall mean any pollutant, contaminant, hazardous substance, hazardous waste, toxic substance, chemical substance, extremely hazardous substance, petroleum or petroleum-derived substance, waste, or additive, asbestos, PCBs, radioactive material, corrosive, explosive, flammable or infectious material, lead, radon or other compound, element, material or substance in any form whatsoever (including products) defined, regulated, restricted or controlled by or under any Environmental Law.

"HOLDING COMPANY ACT" shall mean the Public Utility Holding Company Act of 1935, as amended.

"INCLUSION LOSS" shall have the meaning specified in Section 5(a) of the Tax Indemnity Agreement.

"INDEBTEDNESS" of any Person shall mean (i) all indebtedness of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, (iv) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (v) all Lease Obligations of such Person, (vi) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (vii) all unconditional obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any capital stock or other equity interests of such Person or any warrants, rights or options to acquire such capital stock or other equity interests, (viii) all Indebtedness of any other Person of the type referred to in clauses (i) through (vii) guaranteed by such Person or for which such Person shall otherwise (including pursuant to any keepwell, makewell or similar arrangement) become directly or indirectly liable, and (ix) all third party Indebtedness of the type referred to in clauses
(i) through (vii) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or security interest on property (including accounts and contract rights) owned by the Person whose Indebtedness is being measured, even though such Person has not assumed or become liable for the payment of such third party Indebtedness, the amount of such obligation being deemed to be the lesser of the value of such property or the amount of the obligation so secured.

"INDEMNITEE" shall have the meaning specified in Section 11.1(a) of the Participation Agreement.

"INDENTURE ESTATE" shall have the meaning specified in the Granting Clause of the Lease Indenture.

"INDENTURE TRUSTEE'S LIENS" shall mean any Lien on the Lessor Estate or any part thereof arising as a result of (i) Taxes against or affecting the Lease Indenture Trustee, or any Affiliate thereof that is not related to, or that is in violation of, any Operative Document or the transactions contemplated thereby, (ii) Claims against or any act or omission of the Lease Indenture Trustee, or Affiliate thereof that is not related to, or that is in violation of, any Operative Document or the transactions contemplated thereby or that is in breach of any covenant or agreement of the Lease Indenture Trustee specified therein, (iii) Taxes imposed upon the Lease Indenture Trustee, or any Affiliate thereof that are not indemnified against by PPL Montana pursuant to any Operative Document, or (iv) Claims against or affecting the Lease Indenture Trustee, or any Affiliate thereof arising out of the voluntary or involuntary transfer by the Lease Indenture Trustee of any portion of the interest of the Lease Indenture Company or the Lease Indenture Trustee in the Lessor Estate, other than pursuant to the Operative Documents.

"INDEPENDENT APPRAISER" shall mean a disinterested, licensed industrial property appraiser who is a Member of the Appraisal Institute having experience in the business of evaluating facilities similar to the Facility.

"INITIAL PURCHASERS" shall mean Chase Securities Inc., Credit Suisse First Boston Corporation, UBS Warburg LLC, TD Securities (USA) Inc.

"INTEREST DEDUCTIONS" shall have the meaning specified in Section 1.1 of the Tax Indemnity Agreement.

"INTERIM LEASE RENT" shall have the meaning specified in Section 3.3(a) of the Facility Lease.

"INTERIM LEASE TERM" shall have the meaning specified in Section 3.1 of the Facility Lease.

"INVESTMENT" shall mean with respect to any Person, all direct or indirect investments by such Person in other Persons (including Affiliates) in the forms of loans (including guarantees or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, equity interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If PPL Montana or any Core Subsidiary of PPL Montana sells or otherwise disposes of any equity interests of any direct or indirect Core Subsidiary of PPL Montana such that, after giving effect to any such sale or disposition, such Person is no longer a Core Subsidiary of PPL Montana, PPL Montana or such Core Subsidiary shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the equity interests of such Core Subsidiary not sold or disposed of in an amount determined as provided in Section 6.2 or
Section 7.2 of the Participation Agreement, as the case may be. The acquisition by PPL Montana or any Core Subsidiary of PPL Montana of a Person that holds an Investment in a third Person shall be deemed to be an Investment by PPL Montana or such Core Subsidiary in such third Person in an amount equal to the fair market value of the Investment held by the acquired Person in such third Person in an amount determined as provided in Section 6.2 or Section 7.2 of the Participation Agreement, as the case may be.

"IRS" shall mean the Internal Revenue Service of the United States Department of Treasury or any successor agency.

"LEASE DEBT" shall mean the debt evidenced by the Certificates, and other debt issued pursuant to Section 13 of the Participation Agreement.

"LEASE DEBT RATE" shall mean the interest rate under an applicable Lessor Note.

"LEASE EVENT OF DEFAULT" shall have the meaning specified in Section 16 of the Facility Lease.

"LEASE INDENTURE" shall mean the Indenture of Trust, Mortgage and Security Agreement, dated as of the Closing Date, between the Owner Lessor and the Lease Indenture Trustee, substantially in the form of Exhibit E to the Participation Agreement duly completed, executed and delivered on the Closing Date pursuant to which the Owner Lessor will issue the Lessor Note.

"LEASE INDENTURE BANKRUPTCY DEFAULT" shall mean any event or occurrence, which, with the passage of time or the giving of notice or both, would become a Lease Indenture Event of Default under Section 4.1(e) or (f) of the Lease Indenture.

"LEASE INDENTURE EVENT OF DEFAULT" shall have the meaning specified in Section
4.2 of the Lease Indenture.

"LEASE INDENTURE PAYMENT DEFAULT" shall mean any event or occurrence, which, with the passage of time or the giving of notice or both, would become a Lease Indenture Event of Default under Section 4.2(b) of the Lease Indenture.

"LEASE INDENTURE TRUSTEE" shall mean The Chase Manhattan Bank, not in its individual capacity, but solely as Lease Indenture Trustee under the Lease Indenture, and each other Person who may from time to time be acting as Lease Indenture Trustee in accordance with the provisions of the Lease Indenture.

"LEASE INDENTURE TRUSTEE OFFICE" shall mean the office to be used for notices to the Lease Indenture Trustee from time to time pursuant to Section 9.5 of the Lease Indenture.

"LEASE INDENTURE TRUSTEE'S ACCOUNT" shall mean the account specified on Schedule 11 to the Participation Agreement or such other account of the Lease Indenture Trustee, as the Lease Indenture Trustee may from time to time specify in a notice to the other parties to the Participation Agreement.

"LEASE OBLIGATIONS" shall mean, without duplication, (i) indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes and (ii) with respect to noncapital leases of electric generating facilities (A) non-recourse indebtedness of the lessor in such a lease, or (B) if such amount is indeterminable, then the present value, determined using a discount rate equal to the incremental borrowing rate (as defined in SFAS No. 13) of the lessee under such a lease, of rent obligations under such lease.

"LEASE PAYMENT OBLIGATIONS" shall mean, without duplication, with respect to any Person for any period, (i) the interest component of all Lease Obligations of such Person that are described in clause (i) of the definition of "Lease Obligations" and that are Scheduled to be Paid during such period, plus (ii) the principal portion of all Lease Obligations of such Person that are described in clause (i) of the definition of "Lease Obligations" that are Scheduled to be Paid during such period, plus (iii) all rent payment obligations relating to Lease Obligations of such Person described in clause (ii) of the definition of "Lease Obligations" and that are Scheduled to be Paid during such period.

"LESSEE ACTION" shall have the meaning specified in Section 5(a) of the Tax Indemnity Agreement.

"LESSEE PERSON" shall have the meaning specified in Section 4(d) of the Tax Indemnity Agreement.

"LESSEE SECTION 467 INTEREST" shall have the meaning set forth in Section 3.3(c) of the Facility Lease.

"LESSEE SECTION 467 LOAN BALANCE" shall have the meaning ascribed to that term in the definition of "Section 467 Loan Balance."

"LESSOR ESTATE" shall mean all the estate, right, title and interest of the Owner Lessor in, to and under the Undivided Interest, the Ground Interest, the Operative Documents, and the Project Agreements, including all funds advanced to the Owner Lessor by the Owner Participant, all installments and other payments of Basic Lease Rent, Supplemental Lease Rent, Termination Value under the Facility Lease, condemnation awards, purchase price, sale proceeds, insurance proceeds and all other proceeds, rights and interests of any kind for or with respect to the estate, right, title and interest of the Owner Lessor in, to and under the Undivided Interest, the Ground Interest, the Operative Documents, and the Project Agreements, and any of the foregoing, but shall not include Excluded Property.

"LESSOR MANAGER" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity, but solely as Independent Manager under the LLC Agreement and each other Person that may from time to time be acting as Independent Manager in accordance with the provisions of the LLC Agreement.

"LESSOR NOTE" shall mean the lessor note issued by the Owner Lessor in favor of the Pass Through Trustee in the amount of $146,237,669.38, as more fully described in Section 2.2 of the Lease Indenture.

"LESSOR POSSESSION DATE" shall have the meaning specified in the Assignment and Reassignment of Project Agreement.

"LESSOR SECTION 467 INTEREST" shall have the meaning set forth in Section 3.3(c) of the Facility Lease.

"LESSOR SECTION 467 LOAN BALANCE" shall have the meaning ascribed to that term in the definition of "Section 467 Loan Balance."

"LIEN" shall mean any mortgage, security deed, security title, pledge, lien, charge, encumbrance, lease, and security interest or title retention arrangement.

"LIST OF COMPETITORS" shall mean the initial list attached to the Participation Agreement as Schedule 4, as amended from time to time pursuant to Section 9.1(b) of the Participation Agreement.

"LLC AGREEMENT" shall mean the Amended and Restated Limited Liability Company Agreement (BA1/2), dated as of the Effective Date, between the Trust Company and the Owner Participant pursuant to which the Owner Lessor shall be governed.

"LOAN" shall mean the loan evidenced by the Lessor Note.

"MAJORITY IN INTEREST OF NOTEHOLDERS" as of any date of determination, shall mean Noteholders holding in aggregate more than 50% of the total outstanding principal amount of the Notes; provided, however, that any Note held by PPL Montana and/or any Affiliate of PPL Montana shall not be considered outstanding for purposes of this definition unless PPL Montana and/or such Affiliate shall hold title to all the Notes outstanding.

"MAKE WHOLE PREMIUM" shall mean, with respect to any Lessor Note subject to redemption pursuant to the Lease Indenture, an amount equal to the Discounted Present Value of such Lessor Note less the unpaid principal amount of such Lessor Note; provided that the Make Whole Premium shall not be less than zero. For purposes of this definition, the "Discounted Present Value" of any Lessor Note subject to redemption pursuant to the Lease Indenture shall be equal to the discounted present value of all principal and interest payments scheduled to become due after the date of such redemption in respect of such Lessor Note, calculated using a discount rate equal to the sum of (i) the yield to maturity on the U.S. Treasury security having an average life equal to the remaining average life of such Lessor Note and trading in the secondary market at the price closest to par and (ii) 50 basis points; provided, however, that if there is no U.S. Treasury security having an average life equal to the remaining average life of such Lessor Note, such discount rate shall be calculated using a yield to maturity interpolated or extrapolated on a straight-line basis (rounding to the nearest calendar month, if necessary) from the yields to maturity for two U.S. Treasury securities having average lives most closely corresponding to the remaining life of such Lessor Note and trading in the secondary market at the price closest to par.

"MARKET CONSULTANT" shall mean PHB Hagler Bailly Consulting, Inc.

"MARKET REPORT" shall mean the Report of the Market Consultant, dated May 23, 2000, addressed to the Owner Participant in substantially the form of the Independent Market Consultant's Report attached as Appendix B to the Offering Memorandum.

"MATERIAL ADVERSE EFFECT" shall mean a materially adverse change in (i) the business, assets, revenues, results of operations, financial condition or prospects of PPL Montana and its Core Subsidiaries, taken as a whole, (ii) the ability of PPL Montana to perform its obligations under the Operative Documents, or (iii) the validity or enforceability of the Operative Documents, the Liens granted thereunder, or the rights and remedies thereto.

"MAXIMUM PROBABLE LOSS" shall mean the largest loss which can occur under the worst conditions that are likely to occur.

"MEMBER INTEREST" shall mean the membership interest of the Owner Participant in the Owner Lessor.

"MINIMUM CREDIT STANDARD" shall mean a credit rating from S&P and Moody's of at least (i) BBB and Baa3, respectively, or (ii) BBB- and Baa2, respectively.

"MODIFICATION" shall mean an addition, betterment or enlargement of the Facility, including any Required Modifications and Optional Modifications, but not Components.

"MONTANA ASSETS" shall mean the assets acquired from MPC pursuant to the Asset Purchase Agreement, including the undivided interest in the Colstrip Project acquired pursuant to such Asset Purchase Agreement.

"MOODY'S" shall mean Moody's Investors Service, Inc. and any successor thereto.

"MPC" shall mean The Montana Power Company.

"NON-RECOURSE INDEBTEDNESS" shall mean Indebtedness:

                  as to which neither PPL Montana nor any of its Core Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable as a guarantor or otherwise, or (c) constitutes the lender;

                  which, if in default, would not permit (upon notice, lapse of time or both) any holder (as such) of any other Indebtedness of PPL Montana or any of its Core Subsidiaries to declare a default on such other Indebtedness, cause the payment thereof to be accelerated or payable prior to its stated maturity, or take enforcement action against an Additional Subsidiary; and

                  as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of PPL Montana or any of its Core Subsidiaries.

"NONSEVERABLE MODIFICATIONS" shall mean any Modification that is not readily removable without causing material damage to the Facility.

"NOTE REGISTER" shall have the meaning specified in Section 2.8 of the Lease Indenture.

"NOTEHOLDER" shall mean any holder from time to time of an outstanding Note.

"NOTES" shall mean any Lessor Note or Additional Lessor Notes issued pursuant to the Lease Indenture.

"OBSOLESCENCE TERMINATION DATE" shall have the meaning specified in Section 14.1 of the Facility Lease.

"OFFERING MEMORANDUM" shall mean the Offering Memorandum, dated as of July 20, 2000, with respect to the Certificates.

"OFFICER'S CERTIFICATE" shall mean with respect to any Person, a certificate signed (i) in the case of a corporation or limited liability company, by the Chairman of the Board, the President, or a Vice President of such Person or any Person authorized by or pursuant to the organizational documents, the bylaws or any resolution of the board of directors, board of managers, or executive committee of such Person (whether general or specific) to execute, deliver and take actions on behalf of such Person in respect of any of the Operative Documents, (ii) in the case of a partnership, by the Chairman of the Board of Directors, the President or any Vice President, the Treasurer or an Assistant Treasurer of a corporate general partner, and (iii) in the case of the

Lease Indenture Trustee or the Pass Through Trustee, a certificate signed by a Responsible Officer of the Lease Indenture Trustee or the Pass Through Trustee.

"OMNIBUS VOTING AGREEMENT" shall mean the Omnibus Voting Rights Agreement (BA/NC1/2), dated as of the Closing Date, among PPL Montana, Owner Lessor, the Other Owner Lessor with respect to the Facility, the Lease Indenture Trustee, and the Other Lease Indenture Trustee with respect to the Facility which Agreement is attached as Exhibit H to the Participation Agreement.

"OP GUARANTOR" shall mean the Guarantor or any Person that shall guaranty the obligations of a Transferee under the Operative Documents in accordance with
Section 9.1(a) of the Participation Agreement.

"OP MEMBER" shall mean any member of the Owner Participant.

"OP MEMBER INTEREST" shall mean the membership interest of any OP Member in the Owner Participant.

"OP PARENT GUARANTY" shall mean the OP Parent Guaranty (BA1/2), dated as of the Effective Date, by the Guarantor in favor of the Transaction Parties.

"OPERATING AGREEMENT 1-2" shall mean the Operation and Maintenance of Colstrip Steam Electric Generating Plant dated as of July 30, 1971, between PPL Montana (successor to MPC) and Puget, relating to the ownership and operation of Units 1 and 2.

"OPERATIVE DOCUMENTS" shall mean the Participation Agreement, the Bill of Sale, the Facility Lease, the Abstract of Lease, the Site Lease and Sublease, the Assignment and Reassignment of Project Agreements, the Omnibus Voting Rights Agreement, the Lease Indenture, the Lessor Note, the Pass Through Trust Agreement, the Certificates, the Registration Rights Agreement, the LLC Agreement, the Tax Indemnity Agreement, the OP Parent Guaranty and any Qualifying Letter of Credit.

"OPERATOR" shall mean PPL Montana.

"OPTIONAL MODIFICATION" shall have the meaning specified in Section 8.2 of the Facility Lease.

"ORIGINAL LLC AGREEMENT" shall mean the Limited Liability Company Agreement, dated as of September 20, 1999, pursuant to which the Owner Lessor was created.

"OTHER BILLS OF SALE" shall mean each of the bills of sale executed and delivered pursuant to the Other Participation Agreements.

"OTHER COLSTRIP LEASE TRANSACTIONS" shall mean the transactions entered into pursuant to the Other Participation Agreements.

"OTHER FACILITY LEASES" shall mean each of the facility leases executed and delivered pursuant to the Other Participation Agreements.

"OTHER GROUND INTERESTS" shall mean the undivided leasehold interests in the Colstrip Site conveyed to the Other Owner Lessors under the Other Site Lease and Sublease.

"OTHER LEASE INDENTURE TRUSTEES" shall mean each of the lease indenture trustees relating to the Other Lease Indentures.

"OTHER LEASE INDENTURES" shall mean each of the lease indentures executed and delivered pursuant to the Other Participation Agreements.

"OTHER LESSOR MANAGERS" shall mean each of the lessor managers acting on behalf of the Other owner Lessors pursuant to the Other Operative Documents.

"OTHER OPERATIVE DOCUMENTS" shall mean the "Operative Documents" for each of the Other Colstrip Lease Transactions.

"OTHER OWNER LESSORS" shall mean Montana OL1 LLC, and Montana OL4 LLC.

"OTHER OWNER PARTICIPANTS" shall mean Montana OP1 LLC, and Montana OP4 LLC.

"OTHER PARTICIPATION AGREEMENTS" shall mean a collective reference to each of the other three separate Participation Agreements entered into by PPL Montana, the applicable Other Owner Lessor, the Trust Company, the applicable Other Owner Participant, the Other Lease Indenture Trustees and the Pass Through Trustee and designated (NC1/2), (NC3) and (BA3), each dated as of the Effective Date, pursuant to which PPL Montana has agreed to (a) sell to the applicable Other Owner Lessors certain undivided interests in Colstrip Units 1 and 2 and Colstrip Unit 3, and (b) lease from the applicable Other Owner Lessors such undivided interest in Colstrip Units 1 and 2 and Colstrip Unit 3 pursuant to the Other Facility Leases.

"OTHER SITE LEASE AND SUBLEASE" shall mean each of the site and subleases executed and delivered pursuant to the Other Participation Agreements.

"OTHER UNDIVIDED INTEREST" shall mean the "Undivided Interest" in the Colstrip Project conveyed to the Other Owner Lessors under the Other Bills of Sale.

"OVERALL TRANSACTION" shall mean the Transaction and the Other Colstrip Lease Transactions.

"OVERDUE RATE" shall mean 10.903%.

"OWNER LESSOR" shall mean Montana OL3 LLC, a Delaware limited liability company.

"OWNER LESSOR'S ACCOUNT" shall mean the account (No. 52134-0 maintained by the Owner Lessor with Wilmington Trust Company, ABA#031100092, Attention: Charisse
L. Rodgers or such other account of the Owner Lessor, as the Owner Lessor may from time to time specify in a notice to the Lease Indenture Trustee pursuant to
Section 9.5 of the Lease Indenture.

"OWNER LESSOR'S INTEREST" shall mean the Owner Lessor's right, title and interest in and to the Undivided Interest and the Ground Interest under the Bill of Sale and the Site Lease and Sublease, respectively.

"OWNER LESSOR'S LIEN" shall mean any Lien on the Lessor Estate or any part thereof arising as a result of (i) Taxes against or affecting the Trust Company or the Lessor Manager, or any Affiliate thereof that is not related to, or that is in violation of, any Operative Document or the transactions contemplated thereby, (ii) Claims against or any act or omission of the Trust Company or the Lessor Manager, or Affiliate thereof that is not related to, or that is in violation of, any Operative Document or the transactions contemplated thereby or that is in breach of any covenant or agreement of the Trust Company or the Lessor Manager specified therein, (iii) Taxes imposed upon the Trust Company or the Lessor Manager, or any Affiliate thereof that are not indemnified against by PPL Montana pursuant to any Operative Document, or (iv) Claims against or affecting the Trust Company or the Lessor Manager, or any Affiliate thereof arising out of the voluntary or involuntary transfer by the Trust Company or the Lessor Manager of any portion of the interest of the Trust Company or the Lessor Manager in the Owner Lessor's Interest, other than pursuant to the Operative Documents.

"OWNER LESSOR'S PERCENTAGE" shall mean 86.111111112%.

"OWNER PARTICIPANT" shall mean Montana OP3 LLC, a Delaware limited liability company.

"OWNER PARTICIPANT'S ACCOUNT" shall mean the account (No. 52131-0) maintained by the Owner Participant with Wilmington Trust Company, ABA#031100092, Attention:
Charisse L. Rodgers or such other account of the Owner Participant, as the Owner Participant may from time to time specify in a notice to the Lease Indenture Trustee pursuant to Section 9.5 of the Lease Indenture.

"OWNER PARTICIPANT'S COMMITMENT" shall mean the Owner Participant's investment in the Owner Lessor contemplated by Section 2.1(a) of the Participation Agreement.

"OWNER PARTICIPANT'S LIEN" shall mean any Lien on the Lessor Estate or any part thereof arising as a result of (i) Claims against or any act or omission of the Owner Participant that is not related to, or that is in violation of, any Operative Document or the transactions contemplated thereby or that is in breach of any covenant or agreement of the Owner Participant set forth therein, (ii) Taxes against the Owner Participant that are not indemnified against by PPL Montana pursuant to the Operative Documents or (iii) Claims against or affecting the Owner Participant arising out of the voluntary or involuntary transfer by the Owner Participant (except as contemplated or permitted by the Operative Documents) of any portion of the interest of the Owner Participant in the Member Interest.

"OWNER PARTICIPANT'S NET ECONOMIC RETURN" shall mean the Owner Participant's anticipated (i) net after-tax yield, calculated according to the multiple investment sinking fund method of analysis, and (ii) aggregate GAAP income and after-tax cash flow.

"OWNER'S COMMITTEE" shall have the meaning specified in each respective Project Agreement.

"OWNERSHIP AGREEMENT 1-2" shall mean the Construction and Ownership Agreement, dated as of July 30, 1971, between PPL Montana (successor to MPC) and Puget, relating to the ownership and operation of Units 1 and 2.

"OWNERSHIP AGREEMENT 3-4" shall mean the Ownership and Operation Agreement Colstrip Units 3 and 4, dated as of May 6, 1981, among MPC, Puget, Puget Colstrip Construction Company, Avista Corporation (successor to The Washington Water Power Company), Portland, and Pacific Power & Light Company, relating to the ownership and operation of the Common Facilities 3-4.

"OWNERSHIP AGREEMENTS" shall mean the Ownership and Operating Agreements 1-2 and the Ownership Agreement 3-4.

"OWNERSHIP AND OPERATING AGREEMENTS 1-2" shall mean a collective reference to the Ownership Agreement 1-2 and the Operating Agreement 1-2.

"PARTICIPATION AGREEMENT" shall mean the Participation Agreement (BA1/2), dated as of the Effective Date, among PPL Montana, the Owner Lessor, Wilmington Trust Company, in its individual capacity and as Lessor Manager, the Owner Participant, and The Chase Manhattan Bank, as Lease Indenture Trustee and as Pass Through Trustee.

"PASS THROUGH TRUST" shall mean the pass through trust created pursuant to the Pass Through Trust Agreement.

"PASS THROUGH TRUST AGREEMENT" shall mean the Pass Through Trust Agreement, dated as of the Effective Date, between PPL Montana and the Pass Through Trustee.

"PASS THROUGH TRUSTEE" shall mean The Chase Manhattan Bank, not in its individual capacity, but solely as Pass Through Trustee under the Pass Through Trust Agreement, and each other Person that may from time to time be acting as a Pass Through Trustee in accordance with the provisions of the Pass Through Trust Agreement.

"PERIODIC LEASE RENT" shall have the meaning specified in Section 3.3(a) of the Facility Lease.

"PERMITTED BUSINESS" shall mean any of the following:

(C) the generation, transmission, distribution, marketing and sale of power from the Montana Assets (and any expansions related to the Montana Assets or acquisitions of similar generating assets in Montana);

activities related to the ownership and operation of the Rosebud Coal Mine or other coal assets in North America for the supply of fuel to the Montana Assets (and any expansions related to the Montana Assets or acquisitions of similar generating assets in Montana);

all activities related or incidental to those set forth in clauses (a) and (b);
         and

if Moody's and S&P confirm that the then existing ratings of the Certificates will not fall below an investment grade rating as a result of PPL Montana's or any of its Core Subsidiaries' participation in such activities, any other activity related to non-nuclear generation, transmission, distribution, marketing and sale of power in North America.

"PERMITTED ENCUMBRANCES" shall mean all matters shown as exceptions on Schedule B to each of the Title Policies as in effect on the Closing Date.

"PERMITTED INSTRUMENTS" shall mean (a) Permitted Securities, (b) overnight loans to or other customary overnight investments in commercial banks of the type referred to in paragraph (d) below, (c) open market commercial paper of any corporation (other than PPL Montana or any Affiliate) incorporated under the laws of the United States or any State thereof which is rated not less than "prime-1" or its equivalent by Moody's and "A-1" or its equivalent by S&P maturing within one year after such investment, (d) certificates of deposit and issued by commercial banks organized under the laws of the United States or any State thereof or a domestic branch of a foreign bank (i) having a combined capital and surplus in excess of $500,000,000 and (ii) which are rated "AA" or better by S&P and "Aa2" or better by Moody's; provided that no more than $20,000,000 may be invested in such deposits at any one such bank and (e) a money market fund registered under the Investment Company Act of 1940, as amended, the portfolio of which is limited to Permitted Securities.

"PERMITTED INVESTMENT" shall mean:

         (1) any Investment in PPL Montana or in a Core Subsidiary of PPL
Montana;

         (2) any Investment in cash equivalents;

         (3) any Investment by PPL Montana or any Core Subsidiary of PPL Montana in a Person, if as a result of such Investment:

                  such Person becomes a Core Subsidiary of PPL Montana; or

                  such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, PPL Montana or a wholly-owned Core Subsidiary of PPL Montana;

         (4) any acquisition of assets solely in exchange for the issuance of equity interests of PPL Montana;

         (5) hedging obligations entered into in the ordinary course of business and not for speculative purposes;

         (6) any Investment made from the proceeds of capital contributions to, or the issuance and sale of equity interests in, PPL Montana not constituting Indebtedness other than the equity contributions required by Sections 4.02(o) or 4.03(h) of the Credit Agreement; and

         (7) other Investments in any Person (including any Additional Subsidiary) having an aggregate fair market value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (7) since the Closing Date not to exceed $30 million.

"PERMITTED LIENS" shall mean (i) the interests of PPL Montana, the Owner Participant, the Owner Lessor, the Lessor Manager, the Lease Indenture Trustee, and the Pass Through Trustee under any of the Operative Documents; (ii) all Owner Lessor's Liens, Owner Participant's Liens and Indenture Trustee's Liens; (iii) the reversionary interests of PPL Montana in the Colstrip Site; (iv) the interests of the Other Owner Lessors and the Other Lease Indenture Trustees in the Facility, the Colstrip Site and the Project Agreements; (v) the interests of PPL Montana, the Other Owner Participants, the Other Owner Lessors, the Other Lessor Managers, the Other Lease Indenture Trustees, and the Pass Through Trustee under any of the Other Operative Documents; (vi) the Project Agreements; (vii) the interest of the co-owners of Unit 4 as tenants in common in Unit 4 and the Common Facilities 3-4 and the Common Facilities 1-2-3-4 and the rights of such owners under the Ownership Agreement 3-4 and the Common Facilities Agreement; (viii) the interest of the co-owners of Unit 3 as tenants in common of Unit 3 and the Common Facilities and the rights of such co-owners under the Ownership Agreement 3-4 and the Common Facilities Agreement; (ix) the interest of the co-owners of Units 1 and 2 as tenants in common of Units 1 and 2 and the Common Facilities and the rights of such co-owners under the Ownership and Operating Agreements 1-2 and the Common Facilities Agreement; and (x) Permitted Encumbrances.

"PERMITTED SECURITIES" shall mean securities (and security entitlements with respect thereto) that are (i) direct obligations of the United States of America or obligations guaranteed as to principal and interest by the full faith and credit of the United States of America, and (ii) securities issued by agencies of the U.S. Federal government whether or not backed by the full faith and credit of the United States rated "AAA" and "Aaa", or better by S&P and Moody's, respectively, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government obligation or a specific payment of interest on or principal of any such U.S. Government obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction in the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government obligation or the specific payment of interest on or principal of the U.S. Government obligation evidenced by such depository receipt.

"PERSON" shall mean any individual, corporation, cooperative, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

"PLAN" shall mean any "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to ERISA, any "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any trust created under any such plan or any "governmental plan" (as defined in Section 3(32) of ERISA or Section 414(d) of the Code) that is organized in a jurisdiction having prohibitions on transactions with government plans similar to those contained in
Section 406 of ERISA or Section 4975 of the Code.

"POLLUTION CONTROL FACILITIES" shall mean that portion of the Facility that was financed pursuant to those Pollution Control Revenue Refunding Bonds, Series 1993A, due May 1, 2023, of the City of Forsyth, Montana in the original principal amount of $90,205,000 and Series 1993B, due December 1, 2023, of the City of Forsyth, Montana, in the original principal amount of $80,000,000.

"PORTLAND" shall mean Portland General Electric Company.

"POWER MARKET CONSULTANT" shall mean PHB Hagler Bailly Consulting, Inc., or another nationally recognized power market consultant selected by PPL Montana.

"PPA" shall mean (A) an arm's length, executed, valid and binding agreement between PPL Montana or any Core Subsidiary and either (i) a third party purchaser whose long-term senior debt is rated no less than Baa3 by Moody's and BBB- by S&P or (ii) an Affiliate of PPL Montana, provided that such Affiliate has executed a valid and binding agreement with a third party purchaser whose long-term senior debt is rated no less than Baa3 by Moody's and BBB- by S&P with substantially the same terms (other than pricing) as such Affiliate's agreement with PPL Montana or such Core Subsidiary, in each case, for the sale of electric energy or capacity by PPL Montana or Core Subsidiary to such third party or Affiliate of PPL Montana or (B) financial hedge agreements relating to energy or capacity pricing that are (i) supported by available energy or capacity or PPL Montana and its Core Subsidiaries and (ii) with counterparties having long-term senior debt that is rated no less than Baa3 by Moody's and BBB- by S&P.

"PPA PERIOD" shall mean any consecutive period of four full fiscal quarters (or shorter period of not less than one full fiscal quarter that is equal to the period being evaluated for purposes of determining whether such period is a PPA Period) during which PPL Montana and its Core Subsidiaries have committed to sell at a scheduled or formula price (as opposed to pure spot market price) at lease 50% of their total projected energy sales (measured in MWh and, in the case of Core Subsidiaries that are not directly or indirectly wholly owned by PPL Montana, taking into account only such portion of such projected energy sales as directly corresponds to PPL Montana's direct or indirect ownership interest in such Core Subsidiary) (i) for the consecutive period of four full fiscal quarters commencing on the first day of such period being evaluated and
(ii) for the consecutive period of four full fiscal quarters commencing on the one year anniversary of such period being evaluated, in each case, pursuant to one or more PPAs).

"PPL CORPORATION" shall mean PPL Corporation, a Pennsylvania corporation.

"PPL MONTANA" shall mean PPL Montana, LLC, a Delaware limited liability company.

"PRICING ASSUMPTIONS" shall mean the "Pricing Assumptions" attached as Schedule 2 to the Participation Agreement.

"PRINCIPAL PORTION" shall mean, individually or collectively as the context may require, the Unit 1 Principal Portion and/or the Unit 2 Principal Portion.

"PROCEEDS" shall mean the proceeds from the sale of the Certificates by the Pass Through Trusts to the Certificateholders on the Closing Date.

"PROJECT AGREEMENTS" shall mean the Ownership and Operating Agreements 1-2 and the Common Facilities Agreement.

"PROJECT COMMITTEE" shall have the meaning specified in section 1 of the Assignment and Reassignment of Project Agreements.

"PROPORTIONAL RENT" shall have the meaning set forth in Section 3.3(c).

"PRUDENT INDUSTRY PRACTICE" shall mean, at a particular time, either (a) any of the practices, methods and acts engaged in or approved by a significant portion of the competitive electric generating industry operating in the western United States at such time, or (b) with respect to any matter to which the practices referred to in clause (a) do not exist, any of the practices, methods and acts which, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition. "Prudent Industry Practice" is not intended to be limited to the optimum practice, method or act to the exclusion of all others, but rather to be a spectrum of possible practices, methods or acts having due regard for, among other things, manufacturers' warranties and the requirements of governmental bodies of competent jurisdiction. Notwithstanding the foregoing, the parties acknowledge and agree that practices, methods and acts consistent with the objectives set forth in the Reliability Based Production program, including the organizational structure and strategies being implemented at the Facility as of the Closing Date, are acceptable and shall be deemed to be "Prudent Industry Practice."

"PUGET" shall mean Puget Sound Energy, Inc.

"PURCHASE PRICE" shall mean the purchase price of the Units 1 and 2 Interest in the amount of $177,388,888.89.

"QUALIFIED SHAREHOLDER" shall mean an Person who holds a minority interest in a Core Subsidiary, provided that S&P and Moody's confirmed that, at the time of such Person's acquisition of such interest in the Core Subsidiary, such acquisition and any transactions related thereto did not result in a downgrade of the then current ratings of the Certificates.

"QUALIFYING CASH BID" shall have the meaning specified in Section 13.2 of the Facility Lease.

"QUALIFYING LETTER OF CREDIT" shall mean an irrevocable unconditional stand by letter of credit substantially in the form of Exhibit I to the Participation Agreement, issued by a Qualifying Letter of Credit Bank.

"QUALIFYING LETTER OF CREDIT BANK" shall mean any bank or other financial institution whose senior unsecured debt obligations (or long-term deposits) is rated at least rated A3 or higher by Moody's and A- or higher by S&P. A Qualifying Letter of Credit Bank shall cease to be a Qualifying Letter of Credit Bank if such entity shall at any time be rated below the ratings set forth in the immediately preceding sentence.

"RATING AGENCIES" shall mean S&P and Moody's.

"REASONABLE BASIS" for a position shall exist if tax counsel may properly advise reporting such position on a tax return in accordance with Formal Opinion 85-352 issued by the Standing Committee on Ethics and Professional Responsibility of the American Bar Association (or any successor to such opinion).

"REBUILDING CLOSING DATE" shall have the meaning specified in Section 10.3(d) of the Facility Lease.

"REDEMPTION DATE" shall mean, when used with respect to any Note to be redeemed, the date fixed for such redemption by or pursuant to the Lease Indenture or the respective Note, which date shall be a Termination Date.

"REGULATORY EVENT OF LOSS" shall have the meaning specified in clause (d) of the definition of "Event of Loss."

"RELATED COMMON FACILITIES" shall mean, with respect to any Unit, the Common Facilities 1-2, and the Common Facilities 1-2-3-4 associated therewith.

"RELATED COMMON FACILITIES INTEREST" shall mean (a) with respect to any Unit 1 Interest, the Related Common Facilities Interest 1, and (b) with respect to any Unit 2 Interest, the Related Common Facilities Interest 2.

"RELATED COMMON FACILITIES INTEREST 1" shall mean (a) a 25% undivided interest in and to the Common Facilities 1-2, and (b) 25% of the undivided interest in and to the Common Facilities 1-2-3-4 allocated to Units 1 and 2 pursuant to the Common Facilities Agreement.

"RELATED COMMON FACILITIES INTEREST 2" shall mean (a) a 25% undivided interest in and to the Common Facilities 1-2, and (b) 25% of the undivided interest in and to the Common Facilities 1-2-3-4 allocated to Units 1 and 2 pursuant to the Common Facilities Agreement.

"RELATED COMMON FACILITIES SITE" shall mean, with respect to any Unit, that portion of the Common Facilities Site upon which the Related Common Facilities are located.

"RELATED GROUND INTEREST" shall mean (a) with respect to the Unit 1 Interest, the portion of the Ground Interest relating to Colstrip Unit 1, and (b) with respect to the Unit 2 Interest, the portion of the Ground Interest relating to Colstrip Unit 2.

"RELATED LEASE INDENTURE TRUSTEE" shall mean the "Lease Indenture Trustee" under the Related Transaction.

"RELATED OWNER LESSOR" shall mean the "Owner Lessor" under the Related Transaction.

"RELATED PARTY" shall mean, with respect to any Person or its successors and assigns, an Affiliate of such Person or its successors and assigns and any director, officer, servant, employee or agent of that Person or any such Affiliate or their respective successors and assigns; provided that the Lessor Manager and the Owner Lessor shall not be treated as Related Parties to each other and neither the Owner Lessor nor the Lessor Manager shall be treated as a Related Party to any Owner Participant except that, for purposes of Section 11 of the Participation Agreement, the Owner Lessor will be treated as a Related Party to an Owner Participant to the extent that the Owner Lessor acts on the express direction or with the express consent of such Owner Participant.

"RELATED SITE" shall mean, with respect to any Unit, the Unit Site upon which such Unit is located together with the Common Facilities Site upon which the Related Common Facilities are located.

"RELATED TRANSACTION" shall mean the transaction contemplated by the Participation Agreement of even date herewith entered into by PPL Montana, the Owner Lessor, the Trust Company, the Owner Participant, the Lease Indenture Trustee and the Pass Through Trustee, and designated (NC1/2).

"RELEASED PROPERTY" shall have the meaning specified in Section 6.2 of the Site Lease and Sublease.

"RENEWAL LEASE RENT" shall mean the Basic Lease Rent payable during any Wintergreen Renewal Lease Term or FMV Renewal Lease Term, in each case as determined in accordance with Section 15.3 of the Facility Lease.

"RENEWAL LEASE TERM" shall mean any Wintergreen Renewal Lease Term or any FMV Renewal Lease Term.

"RENEWAL SITE LEASE TERM" shall have the meaning specified in Section 2.3(c) of the Site Lease and Sublease.

"RENEWAL SITE SUBLEASE TERM" shall have the meaning specified in Section 4.3 of the Site Lease and Sublease.

"RENT" shall mean Periodic Lease Rent, Renewal Lease Rent and Supplemental Lease Rent.

"RENT PAYMENT DATE" shall mean each January 2 and July 2, commencing January 2, 2001, to and including July 2, 2036 and July 20, 2036.

"RENT PAYMENT PERIOD" shall mean in the case of the first Rent Payment Period the period commencing on the Closing Date and ending on October 2, 2000, followed by the Rent Payment Period commencing on October 2, 2000 and ending January 2, 2001 and thereafter, each six-month period (i) commencing, on each Rent Payment Date through and including the Expiration Date, and (ii) ending on but excluding the following January 2 or July 2, as the case may be; provided that the last Rent Payment Period shall end on, and include, the expiration date of the Facility Lease Term.

"REPLACEMENT COMPONENT" shall have the meaning specified in Section 7.2 of the Facility Lease.

"REQUIRED MODIFICATION" shall have the meaning specified in Section 8.1 of the Facility Lease.

"REQUISITION" shall have the meaning specified in clause (c) of the definition of "Event of Loss."

"RESPONSIBLE OFFICER" shall mean, with respect to any Person, (i) its Chairman of the Board, its President, any Senior Vice President, the Chief Financial Officer, any Vice President, the

Treasurer or any other management employee (a) that has the power to take the action in question and has been authorized, directly or indirectly, by the Board of Directors (or equivalent body) of such Person, (b) working under the direct supervision of such Chairman of the Board, President, Senior Vice President, Chief Financial Officer, Vice President or Treasurer, and (c) whose responsibilities include the administration of the transactions and agreements contemplated by the Operative Documents, and (ii) with respect to the Lessor Manager, the Lease Indenture Trustee and the Pass Through Trustee, an officer in their respective corporate trust administration departments.

"RESTRICTED INVESTMENT" shall mean any Investment other than a Permitted Investment.

"RESTRICTED PAYMENT" shall mean (i) the declaration or payment of any dividend or making of any other payment or distribution (including any payment in connection with any merger or consolidation involving PPL Montana or any of its Core Subsidiaries) on account of PPL Montana's or any of its Core Subsidiaries' equity interests or to the direct or indirect holders of PPL Montana's or any of its Core Subsidiaries' equity interests in their capacity as such (provided, however, that the following dividends or distributions shall not be Restricted
Payments: (A) a dividend or distribution not in excess of $50 million on the Closing Date; (B) dividends or distributions payable in equity interests of PPL Montana or any Core Subsidiary (so long as it remains a Core Subsidiary and PPL Montana's direct or indirect percentage ownership interest in any Core Subsidiary is not reduced as a result of such dividend or distribution), (C) dividends or distributions to PPL Montana or any Core Subsidiary, and (D) dividends or distributions to any shareholder of a Core Subsidiary other than PPL Montana or another Core Subsidiary, so long as such shareholder is a Qualified Shareholder and such dividend or distribution shall be made pro rata to each of the holders of such type of securities or other interests in respect of which such dividend or distribution is being made, in each case, in accordance with their respective holdings of such securities or other interests in the Core Subsidiary making such dividend or distribution; (ii) the purchase, redemption or other acquisition or retirement by PPL Montana for value (including in connection with any merger or consolidation involving PPL Montana) of any equity interests of PPL Montana; (iii) the making of any payment on or with respect to, or the purchase, redemption, defeasance or other acquisition or retirement for value of any Indebtedness that is subordinated to the obligations of PPL Montana under the Facility Lease; or (iv) the making of any Restricted Investment.

"REVENUES" shall have the meaning specified in the Granting Clause of the Lease Indenture.

"RIGHTS SHARING AGREEMENT" shall mean the MPC/PP&L Colstrip Units 3 and 4 Generating Project Reciprocal Sharing Agreement, entered into as December 17, 1999 between PPL Montana and The Montana Power Company.

"S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor thereto.

"SCHEDULED CLOSING DATE" shall mean July 20, 2000, and any date set for the Closing in a notice of postponement pursuant to Section 2.3(a) of the Participation Agreement.

"SCHEDULED LEASE EXPIRATION DATE" shall mean July 20, 2036.

"SCHEDULED PAYMENT DATE" shall mean a Rent Payment Date.

"SCHEDULED TO BE PAID" shall mean, with respect to any liability or expense for any period, the amount of such liability or expense scheduled to be paid during such period or the amount of such liability or expense that would have been scheduled to be paid during such period had the payment schedule with respect to such liability or expense been divided equally into successive periods having a duration equal to the duration of such period.

"SEC" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

"SECOND WINTERGREEN RENEWAL LEASE TERM" shall have the meaning specified in
Section 15.2 of the Facility Lease.

"SECTION 467 INTEREST" shall mean and include the Lessor Section 467 Interest and the Lessee Section 467 Interest.

"SECTION 467 LOAN BALANCE" shall mean for any Termination Date, with respect to the Undivided Interest, an amount equal to the product of the Purchase Price multiplied by the percentage set forth for such Termination Date under the caption "Section 467 Loan Balance Percentage" on Schedule 2 of the Facility Lease for such Termination Date. If the percentage set forth under such caption is positive, the Section 467 Loan Balance shall constitute a loan made by the Facility Lessee to the Owner Lessor ("Lessor Section 467 Loan Balance") and, if such percentage is negative, shall constitute a loan made by the Owner Lessor to the Facility Lessee ("Lessee Section 467 Loan Balance").

"SECURED INDEBTEDNESS" shall have the meaning specified in Section 1 of the Lease Indenture.

"SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

"SECURITY" shall have the same meaning as in Section 2(1) of the Securities Act.

"SEVERABLE MODIFICATION" shall mean any Modification that is readily removable without causing material damage to the Facility.

"SIGNIFICANT LEASE DEFAULT" shall mean any of: (i) if PPL Montana shall fail to make any payment of Periodic Lease Rent, Renewal Lease Rent, or Termination Value after the same shall have become due and payable, (ii) if PPL Montana shall fail to make any payment of Supplemental Lease Rent (other than Excepted Payments or Termination Value) in excess of $250,000 after the same shall have become due and payable, except to the extent such amounts are in dispute and have not been established to be due and payable, and (iii) an event that is, or with the passage of time or the giving of notice would become, a "Lease Event of Default" under clauses (e), (g), (h), (i) or (k) of Section 16 of any Facility Lease.

"SIGNIFICANT INDENTURE DEFAULT" shall means a failure by the Owner Lessor to make any payment of principal or interest on the Lessor Note after the same shall have become due and payable.

"SITE(S)" shall have the meaning specified in the recitals of Site Lease and Sublease.

"SITE LEASE AND SUBLEASE" shall mean the Site Lease and Sublease Agreement (BA1/2), dated as of the Closing Date, between PPL Montana and the Owner Lessor, substantially in the form of Exhibit C to the Participation Agreement duly completed, executed and delivered on the Closing Date pursuant to which PPL Montana will lease the Ground Interest to, and sublease such Ground Interest from, the Owner Lessor.

"SITE LEASE TERM" shall have the meaning specified in Section 2.3(d) of the Site Lease and Sublease.

"SITE SUBLEASE TERM" shall have the meaning specified in Section 4.3 of the Site Lease and Sublease.

"SPECIAL LESSEE TRANSFER" shall have the meaning specified in Section 15.1 of the Participation Agreement.

"SPECIAL LESSEE TRANSFER AMOUNT" shall mean for any date, the amount determined as follows:

                  (ii) if the determination date shall be a Termination Date, the Termination Value under the Facility Lease on such date, or (ii) if such date shall not be a Termination Date, the Termination Value under the Facility Lease on the immediately succeeding Termination Date; plus in the case of a termination pursuant to Section 13.1 of the Facility Lease, the amount, if any, by which the Qualifying Cash Bid exceeds Termination Value determined in accordance with clause (i) above, plus any unpaid Basic Lease Rent or Renewal Lease Rent due before the date of such determination, minus the sum of all outstanding principal and accrued interest on the Notes, if any, on such determination date (in each case, if such determination date is a Rent Payment Date, before taking into account any Basic Lease Rent or Renewal Lease Rent due on such determination date).

"SPECIAL LESSEE TRANSFER EVENT" shall mean the occurrence of either of (i) a Regulatory Event of Loss, and (ii) if the Owner Lessor has agreed to sell, and PPL Montana has agreed to buy, the Undivided Interest, a Burdensome Termination Event under Section 13.1 of the Facility Lease.

"SUBSIDIARY" shall mean, with respect to any Person (the "parent"), any corporation or other entity of which sufficient securities or other ownership interests having ordinary voting power to elect a majority of the board of directors (or equivalent body) or other Persons performing similar functions are at the time directly or indirectly owned by such parent.

"SUPPLEMENTAL FINANCING" shall have the meaning specified in Section 13.1 of the Participation Agreement.

"SUPPLEMENTAL LEASE RENT" shall mean any and all amounts, liabilities and obligations (other than Basic Lease Rent) that PPL Montana assumes or agrees to pay under the Operative Documents (whether or not identified as "Supplemental Lease Rent") to the Owner Lessor or any other Person, including Termination Value.

"TAX" or "TAXES" shall mean all fees, taxes (including sales taxes, use taxes, stamp taxes, value-added taxes, ad valorem taxes and property taxes (personal and real, tangible and intangible), levies, assessments, withholdings and other charges and impositions of any nature, plus all related interest, penalties, fines and additions to tax, now or hereafter imposed by any federal, state, local or foreign government or other taxing authority.

"TAX ADVANCE" shall have the meaning specified in Section 11.2(g)(iii)(5) of the Participation Agreement.

"TAX ASSUMPTIONS" shall mean the items described in Section 1 of the Tax Indemnity Agreement.

"TAX BENEFIT" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

"TAX CLAIM" shall have the meaning specified in Section 11.2(g)(i) of the Participation Agreement.

"TAX EVENT" shall mean any event or transaction treated, for Federal income tax purposes, as a taxable sale or exchange of the Lessor Note.

"TAX INDEMNITEE" shall have the meaning specified in Section 11.2(a) of the Participation Agreement.

"TAX INDEMNITY AGREEMENT" shall mean the Tax Indemnity Agreement (BA1/2), dated as of the Closing Date, between PPL Montana and the Owner Participant.

"TAX LAW CHANGE" shall have the meaning specified in Section 14.2(a)(iii) of the Participation Agreement.

"TAX LOSS" shall have the meaning specified in Section 5(a) of the Tax Indemnity Agreement.

"TAX REPRESENTATION" shall mean each of the items described in Section 4 of the Tax Indemnity Agreement.

"TAX SHELTER DESIGNATION AGREEMENT" shall mean that certain agreement pursuant to which, inter alia, Babcock & Brown LP has agreed to file a Form 8264 (and attachments) with the IRS.

"TERM" shall mean the Fixed Lease Term and the Renewal Lease Term, if any, of the Facility Lease.

"TERMINATION DATE" shall mean each of the monthly dates during the Facility Lease Term identified as a "Termination Date" on Schedule 2 of the Facility Lease.

"TERMINATION VALUE" for any Termination Date shall mean, with respect to the Undivided Interest, an amount equal to the product of the Purchase Price and the Termination Value Percentage for the applicable Unit, as set forth on Schedule 2 of the Facility Lease for such Termination Date. If Termination Value should be required to be calculated with respect to only one Unit Interest, such Termination Value shall be 50% of the total amount calculated in the preceding sentence.

"TITLE POLICIES" shall mean each of the title policies issued to the Owner Lessor, the Lease Indenture Trustee and PPL Montana relating to the Transaction.

"TOTAL CAPITALIZATION" shall mean, with respect to any Person, the sum, without duplication, of (i) total common stock equity or analogous ownership interests of such Person, (ii) preferred stock and preferred securities of such Person,
(iii) additional paid in capital or analogous interests of such Person, (iv) retained earnings of such Person, (v) the aggregate principal amount of Indebtedness of such Person then outstanding, and (vi) the total equity contributed by the Owner Participants on the Closing Date.

"TRANSACTION" shall mean, collectively, each of the transactions contemplated under the Participation Agreement and of the other Operative Documents.

"TRANSACTION COSTS" shall mean the following costs to the extent substantiated or otherwise supported in reasonable detail:

                  (iii) the cost of reproducing and printing the Operative Documents and the Offering Memorandum and all costs and fees, including filing and recording fees and recording, transfer, mortgage, intangible and similar taxes in connection with the execution, delivery, filing and recording of the Facility Lease, the Site Lease and Sublease, and any other Operative Document, and any other document required to be filed or recorded pursuant to the provisions hereof or of any other Operative Document and any Uniform Commercial Code filing fees in respect of the perfection of any security interests created by any of the Operative Documents or as otherwise reasonably required by the Owner Lessor or the Lease Indenture Trustee;

                  the reasonable fees and expenses of Dewey Ballantine LLP, counsel to the Owner Participant, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

                  the reasonable fees and expenses of Garlington, Lohn & Robinson PPLP, Montana counsel to the Owner Participant, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

                  the reasonable fees and expenses of Orrick, Herrington & Sutcliffe LLP, special counsel to PPL Montana, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

                  the reasonable fees and expenses of Winthrop, Stimson, Putnam & Roberts, counsel to PPL Montana, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

                  the reasonable fees and expenses of Moulton, Bellingham, Longo & Mather, P.C., Montana counsel to PPL Montana, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

                  the reasonable fees and expenses of Jones, Day, Reavis & Pogue, regulatory counsel to PPL Montana, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

                  the reasonable fees and expenses of Morris, James, Hitchens & Williams LLP, counsel for the Owner Lessor, the Lessor Manager, and the Trust Company for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

                  the reasonable fees and expenses of Latham & Watkins, counsel to the Initial Purchasers, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents, and the Certificate Purchase Agreement;

                  the reasonable fees and expenses of Kelley Drye & Warren LLP, counsel for the Lease Indenture Trustee, the Lease Indenture Company, the Pass Through Trustee and the Pass Through Company, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

                  the fees and expenses of the Advisors to PPL Montana, for services rendered in connection with the transactions contemplated by the Participation Agreement;

                  the underwriting discounts and commissions payable to, and reasonable out-of-pocket expenses of, the Initial Purchasers;

                  the reasonable fees and expenses of PricewaterhouseCoopers LLP for services rendered in connection with the Transaction;

                  the reasonable out-of-pocket expenses of the Owner Participant and the Owner Lessor (including computer time procurement);

                  the initial fees and expenses of the Lessor Manager, the Lease Indenture Trustee and the Pass Through Trustee in connection with the execution and delivery of the Participation Agreement and the other Operative Documents to which either one is or will be a party;

                  the fees and expenses of the Appraiser, for services rendered in connection with delivering the Closing Appraisal required by Section 4 of the Participation Agreement;

                  the fees and expenses of the Engineering Consultant, for services rendered in connection with delivering the Engineering Report required by Section 4 of the Participation Agreement;

                  the fees and expenses of the Market Consultant, for services rendered in connection with delivering the Market Report required by Section 4 of the Participation Agreement;

                  the fees and expenses of the Fuel Consultant, for services rendered in connection with delivering the Fuel Report required by Section 4 of the Participation Agreement;

                  the fees and expenses of Aon Risk Services, Inc.;

                  the fees and expenses of the Environmental Consultant;

                  the fees and expenses of the Rating Agencies in connection with the rating of PPL Montana and the Lease Debt; and

                  the premiums and any other fees and expenses relating to the Title Policies.

Notwithstanding the foregoing, Transaction Costs shall not include internal costs and expenses such as salaries and overhead of whatsoever kind or nature nor costs incurred by the parties to the Participation Agreement pursuant to arrangements with third parties for services (other than those expressly referred to above), such as computer time procurement (other than out-of-pocket expenses of the Owner Participant), financial analysis and consulting, advisory services, and costs of a similar nature.

"TRANSACTION COST DEDUCTIONS" shall have the meaning set forth in Section 1(a) of the Tax Indemnity Agreement.

"TRANSACTION PARTY(IES)" shall mean, individually or collectively as the context may require, all or any of the parties to the Operative Documents (including the Trust Company, the Lease Indenture Company, and the Pass Through Company).

"TRANSFEREE" shall have the meaning specified in Section 9.1(a) of the Participation Agreement.

"TRANSMISSION FACILITIES" shall mean all transmission lines, switch yards, substations and other equipment, property, or rights necessary for the transmission of electricity from the Colstrip Project to the power grid, including each of the items described on Schedule 5 to the Participation Agreement.

"TREASURY REGULATIONS" shall mean regulations, including temporary regulations, promulgated under the Code.

"TRUST COMPANY" shall mean the Wilmington Trust Company.

"TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed except as provided in Section 905; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

"UNDIVIDED INTEREST" shall mean, collectively, the Units 1 and 2 Interest.

"UNIFORM COMMERCIAL CODE" OR "UCC" shall mean the Uniform Commercial Code as in effect in the applicable jurisdiction.

"UNIT 1" shall mean Colstrip Unit No. 1, a 333 MW (gross capacity) coal-fired steam electric generating unit located on the Units 1 and 2 Site in Rosebud County, Montana, designated "Colstrip Unit 1," and consisting of the assets described in Exhibit B of the Site Lease and Sublease and specifically excluding therefrom the Transmission Facilities.

"UNIT 1 INTEREST" shall mean the undivided interest in Unit 1 and the Related Common Facilities Interest 1 conveyed to the Owner Lessor pursuant to the Bill of Sale, and shall consist of an undivided Owner Lessor's Percentage of (a) a 50% undivided interest in and to Unit 1, (b) a 25% undivided interest in and to the Common Facilities 1-2, and (c) 25% of the undivided interest in and to the Common Facilities 1-2-3-4 allocated to Units 1 and 2 pursuant to the Common Facilities Agreement.

"UNIT 1 PRINCIPAL PORTION" shall mean, with respect to any Lessor Note, an amount equal to the portion of the principal of such Lessor Note relating to the purchase of the related Unit 1 Interest, as set forth on Schedule 1 of such Lessor Note.

"UNIT 1 SITE" shall mean that portion of the Units 1 and 2 Site on which Unit 1 is situated.

"UNIT 2" shall mean Colstrip Unit No. 2, a 333 MW (gross capacity) coal-fired steam electric generating unit located on the Units 1 and 2 Site in Rosebud County, Montana, designated "Colstrip Unit 2," and consisting of the assets described in Exhibit B of the Site Lease and Sublease and specifically excluding therefrom the Transmission Facilities.

"UNIT 2 INTEREST" shall mean the undivided interest in Unit 2 and the Related Common Facilities Interest 2 conveyed to the Owner Lessor pursuant to the Bill of Sale, and shall consist of an undivided Owner Lessor's Percentage of (a) a 50% undivided interest in and to Unit 2, (b) a 25% undivided interest in and to the Common Facilities 1-2, and (c) 25% of the undivided interest in and to the Common Facilities 1-2-3-4 allocated to Units 1 and 2 pursuant to the Common Facilities Agreement.

"UNIT 2 PRINCIPAL PORTION" shall mean, with respect to any Lessor Note, an amount equal to the portion of the principal of such Lessor Note relating to the purchase of the related Unit 2 Interest, as set forth on Schedule 2 of such Lessor Note.

"UNIT 2 SITE" shall mean that portion of the Units 1 and 2 Site on which Unit 2 is situated.

"UNIT 3" shall mean Colstrip Unit No. 3, a 805 MW (gross capacity) coal-fired steam electric generating unit located on the Unit 3 Site in Rosebud County, Montana, designated "Colstrip Unit 3," and specifically excluding therefrom the Transmission Facilities.

"UNIT 3 SITE" shall mean the land on which Unit 3 is situated, which is described as the Unit 3 Site in Exhibit A to the Site Lease and Sublease, and all rights of way, easements, permits and other appurtenances to such land (including the Water Rights) described on such Schedule or otherwise, and specifically excluding the Transmission Facilities and the Common Facilities Site.

"UNIT 4" shall mean Colstrip Unit No. 4, a 805 MW (gross capacity) coal-fired steam electric generating unit located on the Unit 4 Site in Rosebud County, Montana, designated "Colstrip Unit 4."

"UNIT 4 SITE" shall mean the land on which Unit 4 is situated, which is described as the Unit 4 Site.

"UNIT INTEREST" shall mean, individually or collectively as the context may require, the Unit 1 Interest and/or the Unit 2 Interest.

"UNIT PERCENTAGE" shall mean, with respect to any Unit, the undivided interest in such Unit conveyed to the Owner Lessor pursuant to the Bill of Sale.

"UNIT PRINCIPAL PORTION" shall mean a collective reference to the Unit 1 Principal Portion and the Unit 2 Principal Portion.

"UNIT SITES" shall mean a collective reference to the Units 1 and 2 Site.

"UNITS" shall mean, as the context may require, either Unit 1 or Unit 2.

"UNITS 1 AND 2" shall mean, collectively, Unit 1 and Unit 2.

"UNITS 1 AND 2 INTEREST" shall mean a collective reference to the undivided interest in Units 1 and 2 and the Related Common Facilities conveyed to the Owner Lessor pursuant to the Bill of Sale, and shall consist of the Unit 1 Interest and the Unit 2 Interest.

"UNITS 1 AND 2 SITE" shall mean the land on which Units 1 and 2 are situated, which is described as the Units 1 and 2 Site in Exhibit A to the Site Lease and Sublease, and all rights of way, easements, permits and other appurtenances to such land (including the Water Rights) described on such Schedule or otherwise, and specifically excluding the Transmission Facilities and the Common Facilities Site.

"UNITS 3 AND 4" shall mean, collectively, Unit 3 and Unit 4.

"U.S. GOVERNMENT OBLIGATIONS" shall mean securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such

U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction in the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

"VERIFIER" shall have the meaning specified in Section 3.5(c) of the Facility Lease.

"VOTE SHARING AGREEMENT" shall mean that certain project committee vote sharing agreement between PPL Montana and MPC entered into as of December 17, 1999.

"WATER RIGHTS" shall mean any and all rights of PPL Montana to use, apply and appropriate water necessary for make-up, cooling, pollution control, screen cleansing and other auxiliary uses associated with and necessary to the efficient operation of the Facility, including, all appropriative rights recognized under Montana law. These appropriative rights are included in the claim made by Claim No. 42KJ-W-094423-00 filed with the Montana Water Courts.

"WINTERGREEN RENEWAL LEASE TERMS" shall have the meaning specified in Section
15.2 of the Facility Lease.

"WORKING CAPITAL FACILITY" shall mean any Revolving Loan (as such term is defined in the Credit Agreement) extended to PPL Montana pursuant to tranche B of the Credit Agreement.

                                      INDEX


"Dollars" or the sign "$" .............................................       13
Abstract of Lease .....................................................        5
Acquired Indebtedness .................................................        5
Actual Knowledge ......................................................        5
Additional Certificates ...............................................        5
Additional Equity Investment ..........................................        5
Additional Lessor Notes ...............................................        5
Additional Subsidiary .................................................        5
Advisors to the Facility Lessee .......................................        5
Affiliate .............................................................        5
After-Tax Basis .......................................................        6
Allocated Rent ........................................................        6
Applicable Law ........................................................        6
Applicable Rate .......................................................        6
Appraisal Procedure ...................................................        6
Appraiser .............................................................        7
Asset Purchase Agreement ..............................................        7
Asset Sale ............................................................        7
Assigned Documents ....................................................        7
Assignment and Assumption Agreement ...................................        7
Assignment and Reassignment(s) of Project Agreements ..................        7
Assumed Deductions ....................................................        7
Assumed Tax Rate ......................................................        7
Authorized Agent ......................................................        8
Balance Sheet .........................................................        8
Bankruptcy Code .......................................................        8
Basic Lease Rent ......................................................        8
Basic Lease Term ......................................................        8
Basic Site Lease Term .................................................        8
Basic Site Sublease Term ..............................................        8
Bill(s) of Sale .......................................................        8
Burdensome Termination Event ..........................................        8
Business Day ..........................................................        8
Capital Expenditures ..................................................        8
Cash Flow Available for Fixed Charges .................................        8
Cash Flow to Fixed Charges Ratio ......................................        9
Certificate Purchase Agreement ........................................        9
Certificateholders ....................................................        9
Certificates ..........................................................        9
Certificates Register .................................................        9
Change of Control .....................................................        9
Change of Control Premium .............................................        9
Claim .................................................................        9
Closing ...............................................................       10
Closing Appraisal .....................................................       10
Closing Date ..........................................................       10
Code ..................................................................       10
Colstrip Facility Leases ..............................................       10
Colstrip Project ......................................................       10
Colstrip Site .........................................................       10
Colstrip Unit 1 .......................................................       10
Colstrip Unit 2 .......................................................       10
Colstrip Unit 3 .......................................................       11
Colstrip Unit 4 .......................................................       11
Colstrip Units 1 and 2 ................................................       11
Colstrip Units 3 and 4 ................................................       11
Common Facilities .....................................................       11
Common Facilities 1-2 .................................................       11
Common Facilities 1-2 Site ............................................       11
Common Facilities 1-2-3-4 .............................................       11
Common Facilities 1-2-3-4 Site ........................................       11
Common Facilities Agreement ...........................................       11
Common Facilities Percentage ..........................................       11
Common Facilities Site ................................................       11
Competitor ............................................................       11
Component .............................................................       12
Consolidated Subsidiary ...............................................       12
Consolidated Tangible Net Assets ......................................       12
Core Subsidiary .......................................................       12
Corporate Trust Office ................................................       12
Credit Agreement ......................................................       12
Debt Covenant Termination Date ........................................       12
Debt Portion of Rent ..................................................       12
Debt Portion of Termination Value .....................................       13
Debt to Capital Ratio .................................................       13
Deduction Loss ........................................................       13
Depreciation Deduction ................................................       13
Discount Rate .........................................................       13
Distribution ..........................................................       13
DTC ...................................................................       13
EBITDA ................................................................       13
Effective Date ........................................................       13
Effective Rate ........................................................       13
Enforcement Notice ....................................................       13
Engineering Consultant ................................................       13
Engineering Report ....................................................       14
Environmental Condition ...............................................       14
Environmental Consultant ..............................................       14
Environmental Laws ....................................................       14
Environmental Report ..................................................       14
Equity Contribution Agreement .........................................       14

Equity Covenant Termination Date ......................................       14
Equity Investment .....................................................       14
Equity Portion of Periodic Lease Rent .................................       14
Equity Portion of Termination Value ...................................       14
ERISA .................................................................       14
Event of Default ......................................................       14
Event of Loss .........................................................       14
Excepted Payments .....................................................       15
Excepted Rights .......................................................       16
Excess Amount .........................................................       16
Exchange Act ..........................................................       16
Excluded Property .....................................................       16
Excluded Taxes ........................................................       16
Existing Indebtedness .................................................       16
Expiration Date .......................................................       16
Facility ..............................................................       16
Facility Lease ........................................................       16
Facility Lease Term ...................................................       16
Facility Lessee .......................................................       16
Facility Lessee's Interest ............................................       16
Facility Site Sublease ................................................       17
Fair Market Rental Value ..............................................       17
Fair Market Sales Value ...............................................       17
Federal Power Act .....................................................       17
FERC ..................................................................       17
FERC (Owner Lessor) EWG Notice ........................................       18
FERC EWG (Owner Lessor) Order .........................................       17
FERC EWG (PPLM) Order .................................................       17
FERC OATT Order .......................................................       18
FERC Orders ...........................................................       18
FERC Part 2 Order .....................................................       18
FERC Section 203 Order ................................................       18
FERC Section 205 Order ................................................       18
FERC Waiver Order .....................................................       18
Final Determination ...................................................       18
First Wintergreen Renewal Lease Term ..................................       18
Fixed Charges .........................................................       18
Fixed Lease Term ......................................................       19
FMV Renewal Lease Term ................................................       19
Fuel Consultant .......................................................       19
Fuel Report ...........................................................       19
GAAP ..................................................................       19
Governmental Entity ...................................................       19
Ground Interest .......................................................       19
Ground Lessee .........................................................       19
Ground Lessor .........................................................       19
Ground Lessor's Release Rights ........................................       19
Ground Sublessee ......................................................       19
Ground Sublessor ......................................................       19
Guarantor .............................................................       19
Guaranty ..............................................................       19
Hazardous Substance ...................................................       20
Holding Company Act ...................................................       20
Inclusion Loss ........................................................       20
Indebtedness ..........................................................       20
Indemnitee ............................................................       20
Indenture Estate ......................................................       20
Indenture Trustee's Liens .............................................       20
Independent Appraiser .................................................       21
Initial Purchasers ....................................................       21
Interest Deductions ...................................................       21
Interim Lease Rent ....................................................       21
Interim Lease Term ....................................................       21
Investment ............................................................       21
IRS ...................................................................       21
Lease Debt ............................................................       21
Lease Debt Rate .......................................................       21
Lease Event of Default ................................................       21
Lease Indenture .......................................................       22
Lease Indenture Bankruptcy Default ....................................       22
Lease Indenture Event of Default ......................................       22
Lease Indenture Payment Default .......................................       22
Lease Indenture Trustee ...............................................       22
Lease Indenture Trustee Office ........................................       22
Lease Indenture Trustee's Account .....................................       22
Lease Obligations .....................................................       22
Lease Payment Obligations .............................................       22
Lessee Action .........................................................       22
Lessee Person .........................................................       23
Lessee Section 467 Interest ...........................................       23
Lessee Section 467 Loan Balance .......................................       23
Lessor Estate .........................................................       23
Lessor Manager ........................................................       23
Lessor Note ...........................................................       23
Lessor Possession Date ................................................       23
Lessor Section 467 Interest ...........................................       23
Lessor Section 467 Loan Balance .......................................       23
Lien ..................................................................       23
List of Competitors ...................................................       23
LLC Agreement .........................................................       23
Loans .................................................................       24
Majority in Interest of Noteholders ...................................       24
Make Whole Premium ....................................................       24
Market Consultant .....................................................       24
Market Report .........................................................       24
Material Adverse Effect ...............................................       24
Maximum Probable Loss .................................................       24
Member Interest .......................................................       24
Minimum Credit Standard ...............................................       24
Modification ..........................................................       24
Montana Assets ........................................................       25
Moody's ...............................................................       25

MPC ...................................................................       25
Non-Recourse Indebtedness .............................................       25
Nonseverable Modifications ............................................       25
Note Register .........................................................       25
Noteholder ............................................................       25
Notes .................................................................       25
Obsolescence Termination Date .........................................       25
Offering Memorandum ...................................................       25
Officer's Certificate .................................................       25
Omnibus Voting Agreement ..............................................       26
OP Guarantor ..........................................................       26
OP Member .............................................................       26
OP Member Interest ....................................................       26
OP Parent Guaranty ....................................................       26
Operating Agreement 1-2 ...............................................       26
Operative Documents ...................................................       26
Operator ..............................................................       26
Optional Modification .................................................       26
Original LLC Agreement ................................................       26
Other Bills of Sale ...................................................       26
Other Colstrip Lease Transactions .....................................   26, 27
Other Facility Lease ..................................................       26
Other Ground Interests ................................................       27
Other Lease Indenture Trustees ........................................       27
Other Lease Indentures ................................................       27
Other Lessor Managers .................................................       27
Other Operative Documents .............................................       27
Other Owner Lessors ...................................................       27
Other Owner Participants ..............................................       27
Other Participation Agreements ........................................       27
Other Site Lease and Sublease .........................................       27
Other Undivided Interest ..............................................       27
Overdue Rate ..........................................................       27
Owner Committee .......................................................       28
Owner Lessor ..........................................................       27
Owner Lessor's Account ................................................       27
Owner Lessor's Interest ...............................................       27
Owner Lessor's Lien ...................................................       28
Owner Lessor's Percentage .............................................       28
Owner Participant .....................................................       28
Owner Participant's Account ...........................................       28
Owner Participant's Commitment ........................................       28
Owner Participant's Lien ..............................................       28
Owner Participant's Net Economic Return ...............................       28
Ownership Agreement 1-2 ...............................................       28
Ownership Agreement 3-4 ...............................................       29
Ownership Agreements ..................................................       29
Ownership and Operating Agreements 1-2 ................................       29
Participation Agreement ...............................................       29
Pass Through Trust ....................................................       29
Pass Through Trust Agreement ..........................................       29
Pass Through Trustee ..................................................       29
Periodic Lease Rent ...................................................       29
Permitted Business ....................................................       29
Permitted Encumbrances ................................................       30
Permitted Instruments .................................................       30
Permitted Investment ..................................................       30
Permitted Liens .......................................................       30
Permitted Securities ..................................................       31
Person ................................................................       31
Plan ..................................................................       31
Pollution Control Facilities ..........................................       31
Portland ..............................................................       32
Power Market Consultant ...............................................       32
PPA ...................................................................       32
PPA Period ............................................................       32
PPL Corporation .......................................................       32
PPL Montana ...........................................................       32
Pricing Assumptions ...................................................       32
Principal Portion .....................................................       32
Proceeds ..............................................................       32
Project Agreements ....................................................       32
Project Committee .....................................................       32
Proportional Rent .....................................................       33
Prudent Industry Practice .............................................       33
Puget .................................................................       33
Purchase Price ........................................................       33
Qualified Shareholder .................................................       33
Qualifying Cash Bid ...................................................       33
Qualifying Letter of Credit ...........................................       33
Qualifying Letter of Credit Bank ......................................       33
Rating Agencies .......................................................       33
Rebuilding Closing Date ...............................................       34
Redemption Date .......................................................       34
Regulatory Event of Loss ..............................................       34
Related Common Facilities .............................................       34
Related Common Facilities Interest ....................................       34
Related Common Facilities Interest 1 ..................................       34
Related Common Facilities Interest 2 ..................................       34
Related Common Facilities Site ........................................       34
Related Ground Interest ...............................................       34
Related Lease Indenture Trustee .......................................       34
Related Owner Lessor ..................................................       34
Related Party .........................................................       34
Related Site ..........................................................       35
Related Transaction ...................................................       35
Released Property .....................................................       35
Renewal Lease Rent ....................................................       35
Renewal Lease Term ....................................................       35
Renewal Site Lease Term ...............................................       35
Renewal Site Sublease Term ............................................       35
Rent ..................................................................       35

Rent Payment Date .....................................................       35
Rent Payment Period ...................................................       35
Replacement Component .................................................       35
Required Modification .................................................       35
Requisition ...........................................................       35
Responsible Officer ...................................................       35
Restricted Investment .................................................       36
Restricted Payment ....................................................       36
Revenues ..............................................................       36
Rights Sharing Agreement ..............................................       36
S&P ...................................................................       36
Scheduled Closing Date ................................................       36
Scheduled Lease Expiration Date .......................................       36
Scheduled Payment Date ................................................       37
Scheduled to be Paid ..................................................       37
SEC ...................................................................       37
Second Wintergreen Renewal Lease Term .................................       37
Section 467 Interest ..................................................       37
Section 467 Loan Balance ..............................................       37
Secured Indebtedness ..................................................       37
Securities Act ........................................................       37
Security ..............................................................       37
Severable Modification ................................................       37
Significant Indenture Default .........................................       38
Significant Lease Default .............................................       37
Site Lease and Sublease ...............................................       38
Site Lease Term .......................................................       38
Site Sublease Term ....................................................       38
Site(s) ...............................................................       38
Special Lessee Transfer ...............................................       38
Special Lessee Transfer Amount ........................................       38
Special Lessee Transfer Event .........................................       38
Subsidiary ............................................................       38
Supplemental Financing ................................................       39
Supplemental Lease Rent ...............................................       39
Tax ...................................................................       39
Tax Advance ...........................................................       39
Tax Assumptions .......................................................       39
Tax Benefit ...........................................................       39
Tax Claim .............................................................       39
Tax Event .............................................................       39
Tax Indemnitee ........................................................       39
Tax Indemnity Agreement ...............................................       39
Tax Law Change ........................................................       39
Tax Loss ..............................................................       39
Tax Representation ....................................................       39
Tax Shelter Designation Agreement .....................................       39
Taxes .................................................................       39
Term ..................................................................       39
Termination Date ......................................................       40
Termination Value .....................................................       40
Title Policies ........................................................       40
Total Capitalization ..................................................       40
Transaction ...........................................................       40
Transaction Cost Deductions ...........................................       42
Transaction Costs .....................................................       40
Transaction Party(ies) ................................................       42
Transferee ............................................................       42
Transmission Facilities ...............................................       42
Treasury Regulations ..................................................       42
Trust Company .........................................................       42
Trust Indenture Act ...................................................       42
U.S. Government Obligations ...........................................       44
UCC ...................................................................       43
Undivided Interest ....................................................       43
Uniform Commercial Code ...............................................       43
Unit 1 ................................................................       43
Unit 1 Interest .......................................................       43
Unit 1 Principal Portion ..............................................       43
Unit 1 Site ...........................................................       43
Unit 2 ................................................................       43
Unit 2 Interest .......................................................       43
Unit 2 Principal Portion ..............................................       43
Unit 2 Site ...........................................................       43
Unit 3 ................................................................       43
Unit 3 Site ...........................................................       44
Unit 4 ................................................................       44
Unit 4 Site ...........................................................       44
Unit Interest .........................................................       44
Unit Percentage .......................................................       44
Unit Principal Portion ................................................       44
Unit Site .............................................................       44
Units .................................................................       44
Units 1 and 2 .........................................................       44
Units 1 and 2 Interest ................................................       44
Units 1 and 2 Site ....................................................       44
Units 3 and 4 .........................................................       44
Verifier ..............................................................       45
Vote Sharing Agreement ................................................       45
Water Rights ..........................................................       45
Wintergreen Renewal Lease Term ........................................       45
Working Capital Facility ..............................................       45

                                   APPENDIX A

                                   DEFINITIONS






                                  APPENDIX A-1

                                                                       EXHIBIT A
                                                                              TO
                                               SITE LEASE AND SUBLEASE AGREEMENT



                              DESCRIPTION OF SITES



1. Units 1 and 2 Site

Parcel 1          That portion of Section 34 in Township 2 North, Range 41 East,
                  PMM, described as Tracts 1-C and 1-B-3 of Certificate of Survey No. 54257 amending Certificate of Survey No. 27875
                  (Tract 1), No. 27878, No. 34994 and Dedication of Tracts
                  1-A-2, 1-B-2, 1-B and 1-D filed July 30, 1986 for record in the office of the Clerk and Recorder of Rosebud County, Montana, under Document No. 54257.

Parcel 2          That portion of Section 21 in Township 2 North, Range 41 East,
                  PMM, described as Tract 1 of Certificate of Survey No. 27873 filed June 3, 1980 for record in the office of the Clerk and Recorder of Rosebud County, Montana, under Document No. 27873.

Parcel 2A         That portion of the N-1/2 of Section 28, Township 2 North,
                  Range 41 East described as Parcel 2A of Certificate of Survey
                  No. 85514 filed March 10, 1999 for record in the office of the
                  Clerk and Recorder of Rosebud County, Montana as Document No.
                  85514.

Parcel 3          That part of Section 29 in Township 2 North, Range 41 East,
                  PMM, described as Tract 1 of Certificate of Survey No. 27877 filed June 3, 1980 for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document No. 27877.

Parcel 4          That portion of the E-1/2 of Section 34, Township 2 North,
                  Range 41 East, PMM described as Parcel A-1-A and Parcel A-1-B of Certificate of Survey No. 85561 filed March 10, 1999 for record in the office of the Clerk and Recorder of Rosebud
                  County, Montana as Document No. 85561.

Parcel 4A         That portion of the N-1/2 of Section 3, Township 1 North,
                  Range 41 East, PMM and the SE-1/4 of Section 34, Township 2
                  North, Range 41 East, PMM described as Parcel 4A of
                  Certificate of Survey 85515 filed March 10, 1999 for record in the office of the Clerk and Recorder of Rosebud County,
                  Montana as Document No. 85515, excluding therefrom Tract 1 of
                  Certificate of Survey 58701 filed October 29, 1987 for record in the office of the Clerk and Recorder of Rosebud County,
                  Montana as Document No. 58701.



                                   EXHIBIT A-1

Parcel 5          Township 2 North, Range 41 East, P.M.M., Rosebud County,
                  Montana

                  Section 20:  All

EASEMENT:         Easement for utilities reserved by Montana Power Company and
                  Puget Sound Power & Light Company in Deed dated April 1, 1983, recorded May 2, 1983 in Book 79 Deeds, page 648, over and
                  across a part of the following described real property:

                  That portion of Sections 34 and 35 in Township 2 North, Range
                  41 East, P.M.M., described as Parcel 3 Amended Certificate of
                  Survey No. 85124 filed December 30, 1998 in the Office of the
                  Clerk and Recorder of Rosebud County, Montana as Document No.
                  85124.

2. Common Facilities 1-2 Site

Parcel 12A        That portion of Sections-34 & 35, Township 2 North, Range 41
                  East, PMM, described as an 80-foot wide easement, being the northerly 80 feet of Parcel 3 depicted on Certificate of
                  Survey No. 34152, on file in the office of the Clerk and
                  Recorder of Rosebud County, Montana, and running between
                  Corner No. 5 and Corner No. 7 of said Parcel 3, for utilities
                  (including, but not limited to, electrical conduit, water
                  lines, conveyor systems and related facilities), right-of-way and access; and

Parcel 12B        That portion of Sections 34 & 35, Township 2 North, Range 41
                  East, PMM, described as a 30-foot wide easement being the
                  northerly 30 feet of Parcel 3 depicted on Certificate of
                  Survey No. 34152, on file in the office of the Clerk and
                  Recorder of Rosebud County, Montana, and running between
                  Corner No. 8 and Corner No. 9 of Parcel 3, for utilities
                  (including, but not limited to electrical conduit, water
                  lines, conveyor systems and related facilities), right-of-way and access.

                  Both reserved in a deed dated April 1, 1983, recorded in Book
                  79 Deeds, page 648, records in the office of the Clerk and Recorder of Rosebud County, Montana.

3. Common Facilities 1-2-3-4 Site

Parcel 35         That portion of Sections 34 and 35 in Township 2 North, Range
                  41 East, PMM, described as Parcel B Certificate of Survey No.
                  34152 filed January 8, 1981 for record in the office of the
                  Clerk and Recorder of Rosebud County, Montana as Document No.
                  34152.

Parcel 36         That portion of Sections 27 and 34 in Township 2 North, Range
                  41 East, PMM, described as Parcel C of Certificate of Survey
                  No. 34153 filed January 8, 1981 for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document
                  No. 34153.

                                   EXHIBIT A-2

Parcel 37         That portion of Section 35 in Township 2 North, Range 41 East
                  & Section 2 in Township 1 North, Range 41 East, PMM, described as Tract H-1, Tract H-2, Tract H-3 of Certificate of Survey
                  No. 34995 filed March 25, 1982 for record in the office of the
                  Clerk and Recorder of Rosebud County, Montana as Document No.
                  34995.

Parcel 38         That portion of Section 3 in Township 1 North, Range 41 East,
                  PMM, described as Parcel G of Certificate of Survey No. 34996 filed March 25, 1982 for record in the office of the Clerk and
                  Recorder of Rosebud County, Montana as Document No. 34996.

Parcel 39         That portion of Section 34 in Township 2 North, Range 41 East,
                  PMM, described as Parcel A-1 Amended of Certificate of Survey
                  No. 85561, filed March 17, 1999 for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document
                  No. 85561, excluding therefrom a tract of land described as
                  Parcel A-1-B of Certificate of Survey 85561

Parcel 40         That portion of Sections 28 and 33 in Township 2 North, Range
                  41 East, PMM, described as Parcel F-1 Amended and Parcel F-2
                  Amended of Certificate of Survey No. 85920 filed May 4, 1999 for record in the office of the Clerk and Recorder of Rosebud
                  County, Montana as Document No. 85920.

Parcel 41         That portion of Section 34 in Township 2 North, Range 41 East,
                  PMM, described as Parcel D-1 and Parcel D-2 of Certificate of
                  Survey No. 42210 filed January 10, 1984 for record in the
                  office of the Clerk and Recorder of Rosebud County, Montana as
                  Document No. 42210.

Parcel 42         That portion of Section 34 in Township 2 North, Range 41 East,
                  PMM, described as Tract 1-A-1, Tract 1-A-2 and Tract 1-A-3 of
                  Certificate of Survey No. 54257 amending Certificate of Survey
                  No. 27875 (Tract 1), Certificate of Survey No. 27878,
                  Certificate of Survey No. 34994 and Dedication of Tracts
                  1-A-2, 1-B-2, 1-B and 1-D, filed July 30, 1986 for record in the office of the Clerk and Recorder of Rosebud County,
                  Montana as Document No. 54257, subject to dedication of Tract
                  1-A-2 (Willow Avenue) as a public road.

Parcel 43         That portion of Section 24 in Township 6 North, Range 39 East,
                  PMM, described as Tract A and Tract C of Certificate of Survey
                  No. 6100 filed February 13, 1974 for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document
                  No. 6100.

Parcel 44         That parcel commencing at the section corner common Sections
                  Thirteen (13), Fourteen (14), Twenty-three (23) and
                  Twenty-four (24), Township Six (6) North, of Range Thirty-nine
                  (39) East, M.P.M., Rosebud County, Montana, running thence northerly along the section line common to Sections Fourteen
                  (14) and Thirteen (13) to the Yellowstone River; running
                  thence southeasterly along the Yellowstone River to a point where the south boundary line of Section Thirteen (13) meets the Yellowstone River; thence westerly along the south
                  boundary line


                                   EXHIBIT A-3

                  of the said Section Thirteen (13) to the point of beginning, containing in all approximately 17 acres as described in deed dated December 7, 1973, recorded December 12, 1973 in Book 73,
                  Page 127 and confirmed in Judgment and Decree dated March 21,
                  1975 by The District Court of the Sixteenth Judicial District, in and for the County of Rosebud, recorded March 21, 1975 in Book 19 Orders and Decree, page 996, records of the County
                  Clerk and Recorder of Rosebud County, Montana.

Parcel 45         Easements and rights-of-way more particularly described in documents recorded in the office of the Clerk and Recorder of
                  Rosebud County, Montana, under the following Book and Page numbers; which documents are incorporated herein by this
                  reference and made a part hereof:

                  Book 77 Deeds, page 29
                  Book 75 Deeds, page 306
                  Book 73 Deeds, page 430
                  Book 73 Deeds, page 466
                  Book 74 Deeds, page 245
                  Book 78 Deeds, page 782
                  Book 78 Deeds, page 838
                  Book 74 Deeds, page 169
                  Book 74 Deeds, page 110
                  Book 74 Deeds, page 70
                  Book 77 Deeds, page 941
                  Book 78 Deeds, page 134
                  Book 79 Deeds, page 238
                  Book 74 Deeds, page 14
                  Book 74 Deeds, page 65
                  Book 74 Deeds, page 112
                  Book 79 Deeds, page 240
                  Book 74 Deeds, page 62
                  Book 74 Deeds, page 67
                  Book 74 Deeds, page 242
                  Book 73 Deeds, page 891
                  Book 73 Deeds, page 893
                  Book 73 Deeds, page 284
                  Book 78 Deeds, page 131
                  Book 32 Misc., page 476


                                   EXHIBIT A-4